Industry Canada


CERTIFICATE
OF AMENDEMENT

CANADA BUSINESS
CORPORATIONS ACT


ALCAN ALUMINIUM LIMITED                               310145-2

------------------------                              -----------------------
Name of corporation                                   Corporation number



I hereby certify that the articles of the above-named corporation were amended

(a) under section 13 of the Canada Business
Corporations Act in accordance with the                [ ]
attached notice;

(b) under section 27 of the Canada Business
Corporations Act as set out in the attached            [ ]
of amendment designating a series of shares;

(c) under section 179 of the Canada Business           [X]
Corporations Act as set out in the attached articles of amendment;

(d) under section 191 of the Canada Business
Corporations Act as set out in the attached articles   [ ]
or reorganization;

(e) under section 192 of the Canada Business
Corporations Act as set out in the attached articles   [ ]
of arrangement.


Director                                                    May 8, 1995
                                                            Date of Amendment

CANADA

Canada Business                                                                  FORM 4
Corporations Act                                                         ARTICLES OF AMENDMENT
                                                                          (SECTION 27 OR 177)



1- Name of corporation                                                    2 - Corporation - No
    ALCAN ALUMINIUM LIMITED                                                   310145-2


3 - The articles of the above-named corporation are amended as follows:


By deleting Part A of Schedule 1, pertaining to the 2,000,000 Cumulative Redeemable First Preferred Shares, and the related description set out in
Schedule 1-A.

By deleting Part D of Schedule 1, pertaining to the unlimited number of Junior Preferred Shares, and the related description set out in Schedule 1-A.

By the addition of the following to Item 5:

"The Directors may appoint one or more additional Directors (above the number elected at the previous Annual Meeting) who shall hold office for a term expiring not later than the close of the next Annual Meeting provided that the total number of Directors so appointed may not exceed one-third of the number of Directors elected at the said previous Annual Meeting.



Date                Signature                               Title
2 May 1995          Serge Fecteau                           Assistant Secretary
                                                            FOR DEPARTMENTAL USE ONLY
                                                            Filed

Industry Canada


CERTIFICATE
OF AMALGAMATION

CANADA BUSINESS
CORPORATIONS ACT





ALCAN ALUMINIUM LIMITED                                             310145-2


______________________________                              _____________________________
Name of corporation                                         Corporation number




I hereby certify that the above-named corporation resulted from an amalgamation, under section 185 of the Canada Business Corporations Act, of the corporations set out in the attached articles of amalgamation.





 /s/                                                         January 1, 1995

 Director                                                    Date of amalgamation


CANADA

Canada Business                                          FORM 9
Corporations Act                               ARTICLES OF AMALGAMATION
                                                      (SECTION 185)
---------------------------------------------------------------------------

1 - Name of amalgamated corporation

    ALCAN ALUMINUM LIMITED


2 - The place in Canada where the registered office is to be situated

    CITY OF MONTREAL, PROVINCE OF QUEBEC

3 - The classes and any maximum number of shares that the corporation is authorized to issue

    SCHEDULES 1 AND 1-A ARE INCORPORATED IN THIS FORM

4 - Restrictions, if any, on share transfers

    THERE ARE NO RESTRICTIONS ON THE TRANSFER OF SHARES OF THE CORPORATION.

5 - Number (or minimum and maximum number) of directors

    MINIMUM: 9    MAXIMUM: 20

6 - Restrictions, if any, on business the corporation may carry on

    THERE ARE NO RESTRICTIONS ON THE BUSINESS THAT THE CORPORATION MAY
    CARRY ON.

7 - Other provisions, if any

    WITHOUT THE CONSENT GIVEN BY WAY OF SPECIAL RESOLUTION OF THE HOLDERS OF THE COMMON SHARES, THERE SHALL NOT BE CREATED OR ISSUED ANY SERIES OF PREFERENCE SHARES TO WHICH ARE ATTACHED VOTING RIGHTS OTHER THAN VOTING RIGHTS ARISING ONLY IN THE EVENT OF NON-PAYMENT OF DIVIDENDS
    THEREON.

8 - The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows:

                                     183
                                     184 (1)
                                     184 (2)
9 - Name of Amalgamating
    corporations          Corporation No. Signature      Date       Title
ALCAN ALUMINIUM LIMITED      010058-7     [P.K. Pal]    22/12/94  SECRETARY
ALCAN ALUMINIUM HOLDINGS
LIMITED                      010041-2   [Serge Fecteau] 22/12/94  SECRETARY
FOR DEPARTMENTAL USE ONLY                     Filed -
Corporation No.
                     310145-2               JAN - 4 1995

The classes and any maximum  number of shares

                                   SCHEDULE 1

The classes of shares and, where applicable, the maximum number of Shares that the Corporation is authorized to issue are set out below and the rights, privileges, restrictions and conditions attaching to each class of shares of the Corporation are set out in Schedule 1-A annexed hereto:

A. 2,000,000 Cumulative Redeemable First Preferred Shares without nominal or par value, issuable in series (See Schedule 1-A, Part A);

B. An unlimited number of Preference Shares without nominal or par value, issuable in series (See Schedule 1-A, Part B), of which:

         i) the third series consists of 4,200,000 Floating Rate Cumulative Redeemable Preference Shares, Series C, 1984 Issue (See Schedule 1-A, Part B.1);

         ii) the fourth series consists of 1,300,000 Floating Rate Cumulative Redeemable Preference Shares, Series D, 1984 Issue (See Schedule 1-A, Part B.2);

         iii) the fifth series consists of 1,500,000 Floating Rate Cumulative Redeemable Preference Shares, Series C, 1985 Issue (See Schedule 1-A, Part B.3);

         iv) the sixth series consists of 400,000 Floating Rate Cumulative Redeemable Preference Shares, Series D, 1985 issue (See
                 Schedule 1-A, Part B.4);

         v) the seventh series consists of 3,000,000 Cumulative Redeemable Preference Shares, Series E (See Schedule 1-A, Part B.5);

         vi) the eighth series consists of 400,000 Cumulative Redeemable Retractable Preference Shares, Series F (See Schedule 1-A Part B.6);

         vii) the ninth series consists of 300 Floating Rate Cumulative Redeemable Preference Shares, Series G (See Schedule 1-A, Part B.7);

The classes and any maximum  number of shares

C.    An unlimited number of Common Shares without nominal or par value (See
      Schedule 1-A, Part C);

D.    An unlimited number of Junior Preferred Shares (See Schedule 1-A, Part D)

                                  SCHEDULE 1-A

The rights, privileges, restrictions and conditions attaching to the Cumulative Redeemable First Preferred Shares without nominal or par value, issuable in series; Preference Shares without nominal or par value, issuable in series; Common Shares without nominal or par value; and the Junior Preferred Shares shall be as set out in this Schedule.

                                     PART A

2,000,000 CUMULATIVE REDEEMABLE FIRST PREFERRED SHARES WITHOUT NOMINAL OR PAR VALUE, ISSUABLE IN SERIES (hereinafter referred to as "First Preferred Shares").

PROVISIONS OF FIRST PREFERRED SHARES AS A CLASS

The First Preferred Shares shall, as a class, carry and be subject to the following preferences, priorities, rights, conditions, limitations and restrictions:

         (a) The First Preferred Shares may be issued at any time or from time to time in one or more series with such preferred, deferred or other special rights, restrictions, conditions, limitations or designations attaching thereto including, without limiting the generality of the foregoing, such rates of cumulative preferred dividends, redemption price, conversion rights (if any), sinking or purchase fund (if any), retraction provisions (if any) and provisions for the amendment of such rights, restrictions, conditions, limitations or designations (the whole subject to the preferences, priorities, rights, conditions, limitations and restrictions attaching to the First Preferred Shares as a class) as shall be prescribed from time to time before issuance by any resolution providing for the issue of the First Preferred Shares of any series which may be passed by the Directors of the Corporation. The number of shares in any series may from time to time be increased by the Directors upon compliance with the same conditions as are applicable to the issue of shares of a new series.

         (b) The First Preferred Shares of each series shall rank on a parity with the First Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

         (c) The holders of the First Preferred Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Directors of the Corporation, out of the moneys of the Corporation properly applicable to the payment of dividends, fixed, cumulative, preferential, cash dividends at such rates and payable at such intervals as shall have been prescribed for each series. Such dividends shall accrue from such date as may in the case of each series be determined by the Directors of the Corporation, or in case no date be so determined, then from the date of issue thereof. Cheques of the Corporation, payable at par at any branch in Canada of a chartered bank from time to time selected by the Directors of the Corporation, shall be issued in respect of such dividends (less any taxes required to be deducted) and payment thereof shall satisfy such dividends. With respect to each series of First Preferred Shares, dividends shall be paid to the registered holders appearing on the register at the close of business on such a day preceding the day fixed for the payment of dividends as may be determined from time to time by the Directors of the Corporation.

         (d) Subject to the provisions of the Canada Business Corporations Act as from time to time amended or replaced ("Act"), and the provisions relating to any particular series, the Corporation may at any time or from time to time, at its option, purchase (if obtainable) for cancellation out of capital or otherwise pursuant to the Act, the whole or any part of the First Preferred Shares of any one or more series outstanding from time to time in the open market (including purchase through or from any investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all holders of record of the series of First Preferred Shares proposed to be purchased at the lowest price or prices at which, in the opinion of the Treasurer or an Assistant Treasurer of the Corporation, such shares are obtainable but not exceeding the price at which such shares could be redeemed at the time of purchase or, if not then callable for redemption, on the date of their first becoming redeemable, together with an amount equal to all dividends, if any, accrued thereon up to the date of purchase and then remaining unpaid, whether or not earned or declared (which dividends, for such purpose, shall be calculated as if they were accruing from day to day up to the date of purchase), plus costs of purchase. If, upon any invitation for tenders more First Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is then prepared to purchase, the Corporation will accept, to the extent required, the tenders submitted at the lowest price and then, if and to the extent required, the tenders submitted at the next progressively higher prices and if more shares are tendered at any such price than the Corporation is prepared to purchase, the shares tendered at that price shall be purchased as nearly as possible pro rata (disregarding fractions) according to the number of First Preferred Shares so tendered by each holder thereof. From and after the date of purchase, the First Preferred Shares so purchased shall be canceled and shall not be reissued.

         (e) Subject to the provisions of the Act and the provisions relating to any particular series, the Corporation may upon giving notice as hereinafter provided redeem out of capital or otherwise pursuant to the Act, at any time the whole or, from time to time, any part of the then outstanding First Preferred Shares of any series at such redemption price (consisting of the amount paid up thereon and of such premium thereon, if any, not exceeding 20% of the amount paid up thereon) as shall have been prescribed for such series, together with an amount equal to all dividends, if any, accrued thereon up to the date fixed for redemption and then remaining unpaid, whether or not earned or declared (which dividends, for such purpose, shall be calculated as if they were accruing from day to day up to and including the date fixed for redemption). In case a part only of the First Preferred Shares of any series is to be redeemed, the shares of such series to be redeemed shall be selected by lot in such manner as the Directors of the Corporation may determine or if the Directors so determine, may be redeemed pro rata disregarding fractions and the Directors may make such adjustments as may be necessary to avoid redemption of fractional parts of shares. In the case of any redemption of First Preferred Shares, not less than 30 days' notice in writing of such redemption shall be given by mailing such notice to each registered holder who at the time of the mailing is a registered holder of First Preferred Shares to be redeemed, at his address as it appears on the books of the Corporation, or in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the redemption price, the place or places at which the redemption price is to be paid and the date on which redemption is to take place, and, if part only of the First Preferred Shares held by the person to whom such notice is addressed is to be redeemed, the number thereof so to be redeemed. On or before the date so fixed for redemption, the Corporation shall deposit the redemption price of the First Preferred Shares to be redeemed in the chartered bank or trust company specified in the notice of redemption, to be paid without interest to or to the order of the respective holders of such First Preferred Shares upon presentation and surrender to such chartered bank or trust company of the certificates representing the same. Provided such deposit shall have been made, such First Preferred Shares so called for redemption shall on the date fixed for redemption be deemed to be redeemed, shall cease to be entitled to dividends and the holders thereof shall cease to be entitled to exercise any of the rights of shareholders in respect thereof. If the redemption price shall not be deposited as aforesaid, the rights of the holders of the First Preferred Shares so called for redemption shall remain unaffected. From and after the date fixed for redemption, the First Preferred Shares so redeemed shall be deemed cancelled and shall not be reissued.

         (f) In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, the holders of the First Preferred Shares shall be entitled to receive (i) the amount paid up on such shares together with all unpaid dividends (which dividends, for such purpose, shall be calculated as if they were accruing from day-to-day for the period from the expiration of the last period for which dividends have been paid up to and including the date of distribution), and (ii) if such liquidation, dissolution, winding up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption (for other than sinking fund purposes) of the First Preferred Shares respectively if they had been called for redemption by the Corporation (a) on the date of distribution, or (b) if not then callable for redemption, on the date of their first becoming redeemable, before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the First Preferred Shares. After payment to the holders of the First Preferred Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

         (g) The holders of the First Preferred Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the First Preferred Shares of any one series on the dates on which the same should be paid according to the terms thereof whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the First Preferred Shares of any series remain in arrears, the holders of the First Preferred Shares shall be entitled to receive notice of attend and vote at all meetings of shareholders of the Corporation and shall be entitled, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of the First Preferred Shares shall be entitled to one vote in respect of each First Preferred Share held by him. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of First Preferred Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one-tenth of the outstanding First Preferred Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of First Preferred Shares.

Any vacancy occurring among members of the Board elected by the holders of First Preferred Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of First Preferred Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one-tenth of the outstanding First Preferred Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of First Preferred Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of the last preceding paragraph shall apply with respect to the calling of any such meeting.

Notwithstanding anything contained in the by-laws of the Corporation (i) upon any termination of the said right to elect Directors, the term of Office of the Directors elected or appointed to represent the holders of First Preferred Shares exclusively shall forthwith terminate and
(ii) the holding of one First Preferred Share shall be sufficient to qualify a person for election or appointment as a Director of the Corporation to represent the holders of First Preferred Shares exclusively.

         (h) The Corporation shall not, without prior approval of the holders of the First Preferred Shares given as hereinafter specified, create any First Preferred Shares in addition to the 2,000,000 presently authorized First Preferred Shares or create any class of shares ranking as to payment of dividends or repayment of capital in priority to, or on a parity with, the First Preferred Shares.

         (i) The holders of the First Preferred Shares shall not be entitled as of right to subscribe for, purchase or receive any part of any issue of any shares, bonds, debentures or other securities of the Corporation now or hereafter authorized, otherwise than in accordance with exercise of the conversion rights, if any, which may from time to time attach to any series of the First Preferred Shares.

         (j) The provisions contained in paragraphs (a) to (i) and in this paragraph (j) may be repealed or amended in whole or in part but only with the approval of the holders of the First Preferred Shares.

The approval of the holders of the First Preferred Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding First Preferred Shares or by resolution passed or by-law sanctioned at a meeting of holders of First Preferred Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least a majority of the outstanding First Preferred Shares are present or represented by proxy and carried by not less than two-thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of a majority of the outstanding First Preferred Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of First Preferred Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the First Preferred Shares referred to above.

If the repeal or amendment of the provisions hereinbefore contained affects the rights of the holders of First Preferred Shares of any series in a manner different from that in or to which the rights of the holders of First Preferred Shares of any other series are affected, then such repeal or amendment shall, in addition, be approved by the holders of the First Preferred Shares of such series so affected, and the provisions of this paragraph (j) shall apply, mutatis mutandis, with respect to the giving of such approval.

Any meeting of the holders of the outstanding First Preferred Shares may be held at any time and for any purpose, without notice, if all holders of First Preferred Shares entitled to vote at the meeting waive notice of the meeting in writing. For the purposes of waiver of notice, the words "in writing" shall, without limitation, include the sending of a telegram, telex, cable or any other form of written communication by a shareholder. Any holder of First Preferred Shares may waive notice of any meeting either before or after the meeting is held.

Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of First Preferred Shares, shall not invalidate any action taken at any meeting.

At any meeting of the holders of First Preferred Shares without distinction as to series, each holder of First Preferred Shares shall be entitled to one vote in respect of each First Preferred Share held by him. At any meeting of the holders of First Preferred Shares of any particular series, each holder shall be entitled to one vote in respect of each First Preferred Share of such series held by him.

The formalities to be observed with respect to the giving of notice of any meeting of holders of First Preferred Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

                                     PART B

AN UNLIMITED NUMBER OF PREFERENCE SHARES WITHOUT NOMINAL OR PAR VALUE, ISSUABLE IN SERIES

PROVISIONS OF PREFERENCE SHARES AS A CLASS

The Preference Shares shall, as a class, carry and be subject to the following rights, privileges, restrictions and conditions:

         (a) The Preference Shares may be issued at any time or from time to time in one or more series, each series consisting of such number of shares and having such preferred, deferred or other special rights, restrictions, conditions, limitations or designations attaching thereto including, without limiting the generality of the foregoing, such rates, amounts or methods of calculation of cumulative preferred dividends, redemption price, conversion rights (if any), sinking or purchase fund (if any), retraction provisions (if any), voting rights, and provisions for the amendment of such rights, restrictions, conditions, limitations or designations (the whole subject to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class) as shall be prescribed from time to time before issuance by any resolution providing for the issue of the Preference Shares of any series which may be passed by the Directors of the Corporation.

         (b) The rights, privileges, restrictions and conditions attaching to the Preference Shares shall be subject and subordinate to those attaching to the First Preferred Shares and to the Second Preferred Shares, but only to the extent that they may conflict therewith.

         (c) The Preference Shares of each series shall rank pari passu with the Preference Shares of every other series and shall be entitled to preference over the Common Shares and over any other shares ranking junior to the Preference Shares with respect to payment of dividends or distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

         (d) Subject to the provisions of paragraph (b) hereof, the holders of the Preference Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Directors of the Corporation, out of the moneys of the Corporation properly applicable to the payment of dividends, cumulative, preferential, cash dividends at such rates, in such amounts or by such methods of calculation, in such currencies and payable at such intervals as shall have been prescribed for each series. Such dividends shall accrue from such date as may in the case of each series be determined by the Directors of the Corporation, or in case no date be so determined, then from the date of issue thereof. Cheques of the Corporation, payable at par at any branch in Canada or the United States of America of a bank from time to time selected by the Directors of the Corporation shall be issued in respect of such dividends (less any taxes required to be deducted) and payment thereof shall satisfy such dividends. A dividend that is represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which it was declared to be payable shall be forfeited to the Corporation. With respect to each series of Preference Shares, dividends shall be paid to the registered holders appearing on the register at the close of business on such a day preceding the day fixed for the payment of dividends as may be determined from time to time by the Directors of the Corporation.

         (e) Subject to the provisions of the Canada Business Corporation Act as from time to time amended ("Act"), the provisions of paragraph (b) hereof and the provisions relating to any particular series, the Corporation may at any time or from time to time, at its option, purchase (if obtainable) for cancellation out of capital or otherwise pursuant to the Act, the whole or any part of the Preference Shares or any one or more series outstanding from time to time in the open market (including purchase through or from any investment dealer or firm holding membership on a recognized stock exchange), by invitation for tenders addressed to all holders of record of the series of Preference Shares proposed to be purchased or by private contract at the lowest price or prices at which, in the opinion of the Treasurer or an assistant Treasurer of the Corporation, such shares are obtainable but not exceeding the price at which such shares could be redeemed at the time of purchase or, if not then callable for redemption, on the date of their first becoming redeemable, together with an amount equal to all dividends, if any, accrued thereon up to the date of purchase and then remaining unpaid, whether or not earned or declared (which dividends, for such purpose, shall be calculated as if they were accruing from day to day up to the date of purchase) plus costs of purchase. If upon any invitation for tenders, more Preference Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is then prepared to purchase, the Corporation will accept, to the extent required, the tenders submitted at the lowest price and then, if and to the extent required, the tenders submitted at the next progressively higher prices, and if more shares are tendered at any such price than the Corporation is prepared to purchase, the shares tendered at that price shall be purchased as nearly as possible pro rata (disregarding fractions) according to the number of Preference Shares so tendered by each holder thereof. From and after the date of purchase the Preference Shares so purchased shall be cancelled and shall not be reissued.

         (f) Subject to the provisions of the Act, the provisions of paragraph
(b) hereof and the provisions relating to any particular series, the Corporation may, upon giving notice as hereinafter provided, redeem out of capital or otherwise pursuant to the Act at any time the whole or from time to time any part of the then outstanding Preference Shares of any series at such redemption price as shall have been prescribed for such series, together with an amount equal to all dividends, if any, accrued thereon up to the date fixed for redemption and then remaining unpaid, whether or not earned or declared (which dividends, for such purpose, shall be calculated as if they were accruing from day to day up to and including the date fixed for redemption). In case a part only of the Preference Shares of any series is to be redeemed, the shares of such series to be redeemed shall be selected by lot in such manner as the Directors of the Corporation may determine or if the Directors so determine, may be redeemed pro rata disregarding fractions and the Directors may make such adjustments as may be necessary to avoid redemption of fractional parts of shares. In the case of any redemption of Preference Shares, notice in writing of such redemption of such number of days as shall have been prescribed for each series and failing such prescription of not less than 90 days shall be given by mailing such notice to each registered holder who at the time of the mailing is a registered holder of Preference Shares to be redeemed, at his address as it appears on the books of the Corporation, or in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such holders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the redemption price, the place or places at which the redemption price is to be paid and the date on which redemption is to take place, and, if part only of the Preference Shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or before the date so fixed for redemption, the Corporation shall deposit the redemption price of the Preference Shares to be redeemed in the bank or trust company specified in the notice of redemption, to be paid without interest to or to the order of the respective holders of such Preference Shares upon presentation and surrender to such bank or trust company of the certificates representing the same. Provided such deposit shall have been made, such Preference Shares so called for redemption shall on the date fixed for redemption be deemed to be redeemed, shall cease to be entitled to dividends and the holders thereof shall cease to be entitled to exercise any of the rights of shareholders in respect thereof. If the redemption price shall not be deposited as aforesaid, the rights of the holders of the Preference Shares so called for redemption shall remain unaffected. From and after the date fixed for redemption, the Preference Shares so redeemed shall be deemed cancelled and shall not be reissued.

         (g) Except as set forth in paragraph (h) and subject to the provisions relating to any particular series, the holders of Preference Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

         (h) The provisions contained in paragraphs (a) to (g) and in this paragraph (h) may be repealed or amended in whole or in part but only with the approval of the holders of the Preference Shares, except that without such approval the Directors of the Corporation may change the designation of the Preference Shares or any series thereof. The approval of the holders of the Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding Preference Shares or by resolution passed or by-law sanctioned at a meeting of holders of Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding Preference Shares are present or represented by proxy and carried by not less than two-thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting, the holders of Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Preference Shares referred to above.

If the repeal or amendment of the provisions hereinbefore contained affects the rights of the holders of Preference Shares of any series in a manner different from that in or to which the rights of the holders of Preference Shares of any other series are affected, then such repeal or amendment shall, in addition, be approved by the holders of the Preference Shares of such series so affected, and the provisions of this paragraph (h) shall apply, mutatis mutandis, with respect to the giving of such approval.

Any meeting of the holders of the outstanding Preference Shares may be held at any time and for any purpose, without notice, if all holders of Preference Shares entitled to vote at the meeting waive notice of the meeting in writing. For the purpose of waiver of notice, the words "in writing" shall, without limitation, include the sending of a telegram, telex, cable or any other form of written communication by a shareholder. Any holder of Preference Shares may waive notice of any meeting either before or after the meeting is held.

Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of Preference Shares, shall not invalidate any action taken at any meeting.

At any meeting of the holders of Preference Shares, without distinction as to series, each holder shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him, whether such issue price is in Canadian or United States currency. At any meeting of the holders of Preference Shares of any particular series, each holder shall be entitled to one vote in respect of each Preference Share of such series held by him.

The formalities to be observed with respect to the giving notice of any meeting of holders of Preference Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

                                    PART B.1

PROVISIONS OF THE THIRD SERIES OF PREFERENCE SHARES CONSISTING OF 4,200,000 FLOATING RATE CUMULATIVE REDEEMABLE PREFERENCE SHARES, SERIES C, 1984 ISSUE (hereinafter referred to as "Series C Preference Shares")

The Series C Preference Shares shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Issue Price

The Series C Preference Shares will have an issue price of $25.00 each.

2. Dividends

2.1 The holders of Series C Preference Shares will be entitled to receive a quarterly cumulative preferential cash dividend, as and when declared by the Board of Directors of the Corporation, on the 20th day of February, May, August and November in each year ("Dividend Payment Dates") in an amount per share determined by applying to the $25.00 issue price per share one-quarter of the Annual Dividend Rate applicable to the Quarter preceding the Dividend Payment Date for which the determination is being made. The record date for the payment of dividends will be the 5th day of February, May, August and November or any other day, chosen by the Board of Directors, which is not more than 30 days preceding the Dividend Payment Date.

The initial dividend will be payable on November 20, 1984 to holders of record on November 5, 1984 in an amount per share determined by applying to $25.00 the Annual Dividend Rate applicable to the period from the date of issue to September 30, 1984 multiplied by the number of days following the date of issue through November 20, 1984, all divided by 365.

"Annual Dividend Rate" applicable to a Quarter is the greater of (i) 72% of Canadian Prime and (ii) the lesser of 7.5% and Canadian Prime.

"Quarter" is a period of three consecutive calendar months commencing on the first day of any of January, April, July or October. "Quarter" shall also mean the period from the date of issue to September 30, 1984.

"Canadian Prime" for a Quarter is the average of the Prime Interest Rates in effect on each day of that Quarter.

"Prime Interest Rate" is the average of the annual rates of interest announced from time to time by The Royal Bank of Canada and The Toronto-Dominion Bank as reference rates then in effect for determining interest rates on Canadian dollar commercial loans in Canada. In the event that for any reason one of the said banks does not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for such bank for such Quarter shall be the Prime Interest Rate of the other bank. In the event that both of the said banks do not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for that Quarter shall be equal to 1.65% per annum plus the average during such Quarter of the average yields at weekly tender on 91-day Government of Canada Treasury Bills as reported by the Bank of Canada.

In any case where a dividend is payable for a period that ends on a date ("reference date") other than a Dividend Payment Date, the amount of such dividend shall be determined by applying to $25.00 the Annual Dividend Rate applicable to the Quarter preceding the reference date multiplied by the number of days following the Dividend Payment Date preceding the reference date through the reference date, all divided by 365.

2.2 In these provisions, "accrued and unpaid dividends" means an amount computed at the applicable rates as though dividends had been accruing on a day-to-day basis from the date of issue to the date to which the computation of accrued dividends is to be made, after deducting all dividend payments made.

3. Redemption

The Series C Preference Shares shall not be redeemable on or before December 31, 1987, but thereafter shall be redeemable at the option of the Corporation on at least 30 days' notice prior to the date fixed for redemption in whole at any time or in part from time to time on payment of the following redemption prices in Canadian currency for each share to be redeemed:

If redeemed in the l2 months ending                                                         Redemption Price
-----------------------------------                                                         ----------------
December 31, 1988  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $26.50
December 31, 1989  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $26.20
December 31, 1990  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.90
December 31, 1991  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.60
December 31, 1992  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.30
and thereafter   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.00

together in each case with an amount equal to all accrued and unpaid dividends to the date fixed for redemption. In case a part only of the Series C Preference Shares is to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

4. Creation or Issue of Additional Shares

So long as any of the Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series C Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the Series C Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval, if all dividends then payable on the Series C Preference Shares shall have been declared and paid or set apart for payment, (i) issue additional series of Preference Shares and (ii) create additional series of First Preferred Shares or Second Preferred Shares to be issued upon the exercise of a right of conversion which may hereafter be attached to the 1975 Series Preferred Shares or the Series B Second Preferred Shares or Series C Second Preferred Shares, as the case may be, provided that the date of retraction at the option of the holder attached to such additional series shall not be earlier than December 31,1989 except, with respect to the additional Second Preferred Shares, in the circumstances referred to in paragraph 5 of the provisions relating to the Series B and C Second Preferred Shares.

5. Restrictions on Dividends, Retirement of Shares and Certain Investments

5.1 So long as any of the Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series C Preference Shares given as hereinafter specified, declare any dividends on any class of its Common Shares (other than dividends payable solely in such shares) to, or make any payment on account of the purchase, redemption or other retirement of any shares of any class to, or make any distribution in respect thereof to, or make or permit any subsidiary to make any Investment in, or permit to exist any extended Short-Term Investment in, the Parent Corporation or any subsidiary thereof (other than the Corporation or a Subsidiary) either directly or indirectly, unless any such dividends are declared to be payable not more than 120 days after the day of declaration, and unless (a) all dividends then payable on the Series C Preference Shares shall have been declared and paid or set apart for payment and (b) after giving effect to such proposed dividend or other payment or distribution or investment and the application of the proceeds thereof and to any other dividends declared but not yet paid, at the Computation Date, the sum of:

         (i) $350,000,000 in United States currency plus (or minus in the case of a deficit),

         (ii) the Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to the Computation Date, plus

         (iii) the aggregate amount of the net cash proceeds to the Corporation from sales subsequent to December 31, 1981 of shares of its capital stock,

shall be greater than the sum of the aggregate amount of all such dividends and all such other payments and distributions declared or made during the period commencing January 1, 1982 to and including the Computation Date, plus the net amount of Investment outstanding on such date, provided however that with regard to the foregoing restrictions of this paragraph 5.1, the Corporation may purchase, redeem or retire any shares of any class by exchange for or out of the proceeds of the substantially concurrent sale of other shares ranking either (1) junior to the Series C Preference Shares, or (2) equally with or junior to the shares being purchased, redeemed or retired and neither any such purchase, redemption or retirement nor any such proceeds shall be included in and computation provided for in this paragraph 5.1.

For the purposes of this paragraph 5.1, all sums shall be determined in United States currency.

As used in this paragraph 5.1, the following terms shall have the meanings set forth below:

"Computation Date" shall mean (i) in the case of a dividend, the date of the declaration thereof, (ii) in the case of payment on account of the purchase, redemption or retirement of, or any distribution with respect to, shares, or any Investment, the date of the making thereof and (iii) in the case of extended Short-Term Investment, any date.

"Consolidated Net Income" shall mean the Net Income of the Corporation and its Subsidiaries, all consolidated in accordance with generally accepted accounting principles. The Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to any Computation Date shall conclusively be deemed to be that shown by an interim statement of the Consolidated Net Income of the Corporation and its Subsidiaries for such period prepared by the Corporation.

"Investment" shall mean all loans, advances and capital contributions in cash to any Person, and all cash payments in respect of the purchase from any Person of evidences of indebtedness, capital stock or other securities of such Person, but shall not include any Short-Term Investment.

"Short-Term Investment" shall mean all Investments repayable on demand or within one year from the making thereof. "Net Amount of Short-Term Investment" outstanding on any day shall mean all Short-Term Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Short-Term Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day. "Net Amount of Investment" outstanding on any day shall mean all Investments by the Corporation or any Subsidiary in the

Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day, provided, however, that Net Amount of Investment shall include extended Short-Term Investment. "Extended Short-Term Investment" shall mean the highest Net Amount of Short-Term Investment outstanding during any period of 30 consecutive days within the 12 months preceding the date of determination, such 30-day period to be selected by the Corporation.

"Net Income" of any corporation for any period shall mean the net income (or net deficit) of such corporation for such period, determined in accordance with generally accepted accounting principles.

"Parent Corporation" shall mean any corporation which owns, together with its subsidiaries, at least a majority of the outstanding Voting Stock of the Corporation.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Stock" shall include any and all shares, interests, participations or other equivalents (however designated) of corporate stock, and the term "Voting Stock", as applied to the stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

"subsidiary" shall mean any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned by another corporation or by one or more subsidiaries of such other corporation or by such other corporation and one or more subsidiaries thereof.

5.2 So long as any of the Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series C Preference Shares given as hereinafter specified:

         (a) pay any dividends (other than stock dividends) or make any distributions on any shares of the Corporation ranking junior to the Series C Preference Shares with respect to payment of dividends or return of capital, or

         (b) retire for value any shares of the Corporation ranking junior to the Series C Preference Shares with respect to payment of dividends or return of capital, or

         (c) except in connection with the exercise of the retraction privilege attaching thereto, retire less than all the Series C Preference Shares,

unless all dividends then payable on the Series C Preference Shares shall have been declared and paid or set apart for payment.

6. Voting Rights

6.1 The holders of the Series C Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the Series C Preference Shares on the dividend payment dates whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the Series C Preference Shares remain in arrears, the holders of the Series C Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

6.2 Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of Series C Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one-tenth of the outstanding Series C Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of Series A Preference Shares.

6.3 Any vacancy occurring among members of the Board elected by the holders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one-tenth of the outstanding Series C Preference Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 6.2 shall apply with respect to the calling of any such meeting.

6.4 Notwithstanding anything contained in the by-laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

7. Rights on Liquidation

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, the borders of the Series C Preference Shares shall be entitled to receive (i) the sum of $25.00 in Canadian currency per share together with all accrued and unpaid dividends up to and including the date of distribution, and (ii) if such liquidation, dissolution, winding-up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption of the Series C Preference Shares if they had been called for redemption by the Corporation (a) on the date of distribution, or (b) if not then callable for redemption, on the date of their first becoming redeemable, before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the Series C Preference Shares. After payment to the holders of the Series C Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8. Amendments

The rights, privileges, restrictions and conditions attaching to the Series C Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the Series C Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each Series C Preference Share into a Preference Share of another series.

9. Approvals

9.1 The approval of the holders of the Series C Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding Series C Preference Shares or by resolution passed or by-law sanctioned at a meeting of holders of Series C Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding Series C Preference Shares are present or represented by proxy and carried by not less than two- thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding Series C Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting, the holders of Series C Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series C Preference Shares referred to above.

9.2 Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of Series C Preference Shares, shall not invalidate any action taken at any meeting.

9.3 The formalities to be observed with respect to the giving of notice of any meeting of holders of Series C Preference Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

10. Notices

Any notice required to be given under the provisions attaching to the Series C Preference Shares to the holders thereof shall be given by posting the same in a postage-paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of Series C Preference Shares by means of publication twice in successive weeks in a daily newspaper of general circulation in each of the cities of Halifax, Montreal, Toronto, Winnipeg, Regina, Calgary and Vancouver. Publication in each week in each newspaper shall be made within a period of seven days of publication in each other newspaper. If at any time any notice is required under the provisions of this paragraph 10 to be published in a particular city and no newspaper of general circulation is then being published and circulated on a daily basis in that city, the Corporation shall not be required to publish in that city. Any notice given by mail shall be deemed to be given on the day on which it is mailed. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

                                    PART B.2

PROVISIONS OF THE FOURTH SERIES OF PREFERENCE SHARES CONSISTING OF 1,300,000 FLOATING RATE CUMULATIVE REDEEMABLE PREFERENCE SHARES, SERIES D, 1984 ISSUE (hereinafter referred to as "Series D Preference Shares")

The Series D Preference Shares shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Issue Price

The Series D Preference Shares will have an issue price of U.S. $25.00 each.

2. Dividends

2.1 The holders of Series D Preference Shares will be entitled to receive a quarterly cumulative preferential cash dividend, as and when declared by the Board of Directors of the Corporation, on the 20th day of February, May August and November in each year ("Dividend Payment Dates") in an amount per share determined by applying to the U.S. $25.00 issue price per share one-quarter of the Annual Dividend Rate applicable to the Quarter preceding the Dividend Payment Date for which the determination is being made. The record date for the payment of dividends will be the 5th day of February, May, August and November or any other day, chosen by the Board of Directors which is not more than 30 days preceding the Dividend Payment Date.

The initial dividend will be payable on November 20, 1984 to holders of record on November 5, 1984 in an amount per share determined by applying to U.S. $25.00 the Annual Dividend Rate applicable to the period from the date of issue to September 30, 1984 multiplied by the number of days following the date of issue through November 20, 1984, all divided by 365.

"Annual Dividend Rate" applicable to a Quarter is the greater of (i) 72% of U.S. Prime and (ii) the lesser of 7.5% and U.S. Prime.

"Quarter" is a period of three consecutive calendar months commencing on the first day of any of January, April, July or October. "Quarter" shall also mean the period from the date of issue to September 30, 1984.

"U.S. Prime" for a Quarter is the average of the U.S. Prime Rates in effect on each day of that Quarter.

"U.S. Prime Rate" is the average of the annual rates of interest announced from time to time by The Royal Bank of Canada and The Toronto-Dominion Bank as reference rates then in effect for determining interest rates on United States dollar commercial loans made in the United States of America. In the event that for any reason one of the said banks does not have a U.S. Prime Rate in effect during all of a Quarter, then the U.S. Prime Rate for such bank for such Quarter shall be the U.S. Prime Rate of the other bank. In the event that both of the said banks do not have a U.S. Prime Rate in effect during all of a Quarter, then the U.S. Prime Rate for that Quarter shall be equal to the average of the rates of interest per annum announced from time to time by two major reference banks in the United States of America, as selected by the Corporation in its sole discretion, as their prime or reference interest rate then in effect on United States dollar commercial loans made in the United States of America.

In any case where a dividend is payable for a period that ends on a date ("reference date") other than a Dividend Payment Date, the amount of such dividend shall be determined by applying to U.S. $25.00 the Annual Dividend Rate applicable to the Quarter preceding the reference date multiplied by the number of days following the Dividend Payments Date preceding the reference date through the reference date, all divided by 365.

2.2 In these provisions, "accrued and unpaid dividends" means an amount computed at the applicable rates as though dividends had been accruing on a day-to-day basis from the date of issue to the date to which the computation of accrued dividends is to be made, after deducting all dividend payments made.

3. Redemption

The Series D Preference Shares shall not be redeemable on or before December 31, 1987, but thereafter shall be redeemable at the option of the Corporation on at least 30 days' notice prior to the date fixed for redemption in whole at any time or in part from time to time on payment of the following redemption prices in United States currency for each share to be redeemed:


If redeemed in the l2 months ending                                                         Redemption Price
-----------------------------------                                                         ----------------
December 31, 1988  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $26.50
December 31, 1989  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $26.20
December 31, 1990  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.90
December 31, 1991  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.60
December 31, 1992  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.30
and thereafter   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.00

together in each case with an amount equal to all accrued and unpaid dividends to the date fixed for redemption. In case a part only of the Series D Preference Shares is to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

4. Creation or Issue of Additional Shares

So long as any of the Series D Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series D Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the Series D Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval, if all dividends then payable on the Series D Preference Shares shall have been declared and paid or set apart for payment, (i) issue additional series of Preference Shares and (ii) create additional series of First Preferred Shares or Second Preferred Shares to be issued upon the exercise of a right of conversion which may hereafter be attached to the 1975 Series Preferred Shares or the Series B Second Preferred Shares or Series C Second Preferred Shares, as the case may be, provided that the date of retraction at the option of the holder attached to such additional series shall not be earlier than December 31, 1989 except, with respect to the additional Second Preferred Shares, in the circumstances referred to in paragraph 5 of the provisions relating to the Series B and C Second Preferred Shares.

5. Restrictions on Dividends, Retirement of Shares and Certain Investments

5.1 So long as any of the Series D Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series D Preference Shares given as hereinafter specified, declare any dividends on any class of its Common Shares (other than dividends payable solely in such shares) to, or make any payment on account of the purchase, redemption or other retirement of any shares of any class to, or make any distribution in respect thereof to, or make or permit any Subsidiary to make any Investment in, or permit to exist any extended Short-Term Investment in, the Parent Corporation or any subsidiary thereof (other than the Corporation or a Subsidiary) either directly or indirectly, unless any such dividends are declared to be payable not more than 120 days after the day of declaration, and unless (a) all dividends then payable on the Series D Preference Shares shall have been declared and paid or set apart for payments and (b) after giving effect to such proposed dividend or other payment or distribution or Investment and the application of the proceeds thereof and to any other dividends declared but not yet paid, at the Computation Date, the sum of:

         (i) $350,000,000 in United States currency plus (or minus in the case of a deficit),

         (ii) the Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to the Computation Date, plus

         (iii) the aggregate amount of the net cash proceeds to the Corporation from sales subsequent to December 31, 1981 of its capital stock,

shall be greater than the sum of the aggregate amount of all such dividends and all such other payments and distributions declared or made during the period commencing January 1, 1982 to and including the Computation Date, plus the Net Amount of Investment outstanding on such date, provided however that with regard to the foregoing restrictions of this paragraph 5.1, the Corporation may purchase, redeem or retire any shares of any class by exchange for or out of the proceeds of the substantially concurrent sale of other shares ranking either ( 1 ) junior to the Series D Preference Shares, or (2) equally with or junior to the shares being purchased, redeemed or retired and neither any such purchase, redemption or retirement nor any such proceeds shall be included in any computation provided for in this paragraph 5.1.

For the purposes of this paragraph 5.1, all sums shall be determined in United States currency.

As used in this paragraph 5.1, the following terms shall have the meanings set forth below:

"Computation Date" shall mean (i) in the case of a dividend, the date of the declaration thereof, (ii) in the case of any payment on account of the purchase, redemption or retirement of, or any distribution with respect to, shares, or any Investment, the date of the making thereof and (iii) in the case of Extended Short-Term Investment, any date.

"Consolidated Net Income" shall mean the Net Income of the Corporation and its Subsidiaries, all consolidated in accordance with generally accepted accounting principles. The Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to any Computation Date shall conclusively be deemed to be that shown by an interim statement of the Consolidated Net Income of the Corporation and its Subsidiaries for such period prepared by the Corporation.

"Investment" shall mean all loans, advances and capital contributions in cash to any Person, and all cash payments in respect of the purchase from any Person of evidences of indebtedness, capital stock or other securities of such Person, but shall not include any Short-Term Investment.

"Short-Term Investment" shall mean all Investments repayable on demand or within one year from the making thereof. "Net Amount of Short-Term Investment" outstanding on any day shall mean all Short-Term Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Short-Term Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day. "Net Amount of Investment" outstanding on any day shall mean all Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions or otherwise, in respect of such Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day, provided, however, that Net Amount of Investment shall include extended Short-Term Investment. "Extended Short-Term Investment" shall mean the highest net amount of Short-Term Investment outstanding during any period of 30 consecutive days within the 12 months preceding the date of determination, such 30-day period to be selected by the Corporation.

"Net Income" of any corporation for any period shall mean the net income (or net deficit) of such corporation for such period, determined in accordance with generally accepted accounting principles.

"Parent Corporation" shall mean any corporation which owns, together with its subsidiaries, at least a majority of the outstanding Voting Stock of the Corporation.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Stock" shall include any and all shares, interests, participations or other equivalents (however designated) of corporate stock, and the term "Voting Stock", as applied to the stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

"subsidiary" shall mean any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned by another corporation or by one or more subsidiaries of such other corporation or by such other corporation and one or more subsidiaries thereof.


"Subsidiary" shall mean a subsidiary of the Corporation.

5.2 So long as any of the Series D Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series D Preference Shares given as hereinafter specified:

         (a) pay any dividends (other than stock dividends) or make any distributions on any shares of the Corporation ranking junior to the Series D Preference Shares with respect to payment of dividends or return of capital, or

         (b) retire for value any shares of the corporation ranking junior to the Series D Preference Shares with respect to payment of dividends or return of capital, or

         (c) except in connection with the exercise of the retraction privilege attaching thereto' retire less than all the Series D Preference Shares, unless all dividends then payable on the Series D Preference Shares shall have been declared and paid or set apart for payment.

6. Voting Rights

6.1 The holders of the Series D Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the Series D Preference Shares on the dividend payment dates whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the Series D Preference Shares remain in arrears, the holders of the Series D Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

6.2 Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of Series D Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at Least one-tenth of the outstanding Series D Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of Series D Preference Shares.

6.3 Any vacancy occurring among members of the Board elected by the holders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one-tenth of the outstanding Series D Preference Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 6.2 shall apply with respect to the calling of any such meeting.

6.4 Notwithstanding anything contained in the by-laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

7. Rights on Liquidation

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, the holders of the Series D Preference Shares shall be entitled to receive (i) the sum of $25.00 in United States currency per share together with all accrued and unpaid dividends up to and including the date of distribution, and (ii) if such liquidation, dissolution, winding-up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption of the

Series D Preference Shares if they had been called for redemption by the Corporation (a) on the date of distribution, or (b) if not then callable for redemption, on the date of their first becoming redeemable, before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the Series D Preference Shares. After payment to the holders of the Series D Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8. Amendments

The rights, privileges, restrictions and conditions attaching to the Series D Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the Series D Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each Series D Preference Share into a Preference Share of another series.

9. Approvals

9.1 The approval of the holders of the Series D Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding Series D Preference Shares or by resolution passed or by-law sanctioned at a meeting of holders of Series D Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding Series D Preference Shares are present or represented by proxy and carried by not less than two- thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding Series D Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting, the holders of Series D Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series D Preference Shares referred to above.

9.2 Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of Series D Preference Shares, shall not invalidate any action taken at any meeting.

9.3 The formalities to be observed with respect to the giving of notice of any meeting of holders of Series D Preference Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

10. Notices

Any notice required to be given under the provisions attaching to the Series D Preference Shares to the holders thereof shall be given by posting the same in a postage paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of Series D Preference Shares by means of publication twice in successive weeks in a daily newspaper of general circulation in each of the cities of Halifax, Montreal, Toronto, Winnipeg, Regina, Calgary and Vancouver. Publication in each week in each newspaper shall be made within a period of seven days of publication in each other newspaper. If at any time any notice is required under the provisions of this paragraph 10 to be published in a particular city and no newspaper of general circulation is then being published and circulated on a daily basis in that city, the Corporation shall not be required to publish in that city. Any notice given by mail shall be deemed to be given on the day on which it is mailed. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

11. Currency

11.1 Any holder of Series D Preference Shares shall be entitled to elect to receive payment of dividends and the redemption price, or any of such payments, in the equivalent in Canadian currency of the United States dollar amount otherwise payable based upon the then applicable U.S. Dollar Exchange Rate by written notice given to the Corporation in the case of a dividend prior to the record date and in all other cases at least ten days prior to the date fixed for payment of such amount.

11.2 Any cheques issued to the holders of Series D Preference Shares for the payment of a dividend or for the ranking of any other payment on Series D Preference Shares in United States currency shall be payable at par at a branch in New York City and at such other branches in the United States of America of a bank or banks from time to time selected by the Corporation in addition to being so payable at any branch or branches of a bank or banks in Canada so selected. In the event that the Corporation is precluded from paying a dividend or making any other payment on Series D Preference Shares in United States currency pursuant to any applicable law, it may satisfy such monetary requirements by the equivalent in Canadian currency, based upon the then applicable U.S. Dollar Exchange Rate.

11.3 For purposes of paragraphs 11.1 and 11.2, the "applicable U.S. Dollar Exchange Rate" in respect of any payment shall mean the noon rate of exchange in Canadian currency, as quoted by the Bank of Canada, for one dollar in United States currency) on the record date in the case of a dividend and in all other cases on a day fixed by the Corporation not more than five business days preceding the date fixed for such payment.

                                    PART B.3

PROVISIONS OF THE FIFTH SERIES OF PREFERENCE SHARES CONSISTING OF 1,500,000 FLOATING RATE CUMULATIVE REDEEMABLE PREFERENCE SHARES, SERIES C, 1985 ISSUE (hereinafter referred to as "1985 Series C Preference Shares").

The 1985 Series C Preference Shares shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Issue Price

The 1985 Series C Preference Shares will have an issue price of $25.00 each.

2. Dividends

2.1 The holders of 1985 Series C Preference Shares will be entitled to receive a quarterly cumulative preferential cash dividend, as and when declared by the Board of Directors of the Corporation, on the 20th day of February, May, August and November in each year ("Dividend Payment Dates") in an amount per share determined by applying to the $25.00 issue price per share one-quarter of the Annual Dividend Rate applicable to the Quarter preceding the Dividend Payment Date for which the determination is being made. The record date for the payment of dividends will be the 5th day of February, May, August and November or any other day, chosen by the Board of Directors, which is not more than 30 days preceding the Dividend Payment Date.

The initial dividend will be payable on August 20, 1985 to holders of record on August 5, 1985 and will accrue from May 20, 1985.

"Annual Dividend Rate" applicable to a Quarter is the greater of (i) 72% of Canadian Prime and (ii) the lesser of 7.5% and Canadian Prime.

"Quarter" is a period of three consecutive calendar months commencing on the first day of any of January, April, July or October.

"Canadian Prime" for a Quarter is the average of the Prime Interest Rates in effect on each day of that Quarter.

"Prime Interest Rate" is the average of the annual rates of interest announced from time to time by The Royal Bank of Canada and The Toronto-Dominion Bank as reference rates then in effect for determining interest rates on Canadian dollar commercial loans in Canada. In the event that for any reason one of the said banks does not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for such bank for such Quarter shall be the Prime Interest Rate of the other bank. In the event that both of the said banks do not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for that Quarter shall be equal to 1.65% per annum plus the average during such Quarter of the average yields at weekly tender on 91-day Government of Canada Treasury Bills as reported by the Bank of Canada.

In any case where a dividend is payable for a period that ends on a date ("reference date") other than a Dividend Payment Date, the amount of such dividend shall be determined by applying to $25.00 the Annual Dividend Rate applicable to the Quarter preceding the reference date multiplied by the number of days following the Dividend Payment Date preceding the reference date through the reference date, all divided by 365.

2.2 In these provisions, "accrued and unpaid dividends" means an amount computed at the applicable rates as though dividends had been accruing on a day-to-day basis from May 20, 1985 to the date to which the computation of accrued dividends is to be made, after deducting all dividend payments made.

3. Redemption

The 1985 Series C Preference Shares shall not be redeemable before December 31, 1987, but thereafter shall be redeemable at the option of the Corporation on at least 30 days' notice prior to the date fixed for redemption in whole at any time or in part from time to time on payment of the following redemption prices in United States currency for each share to be redeemed:

If redeemed in the l2 months ending                                                         Redemption Price
-----------------------------------                                                         ----------------
December 31, 1988  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $26.50
December 31, 1989  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $26.20
December 31, 1990  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.90
December 31, 1991  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.60
December 31, 1992  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.30
and thereafter   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.00

together in each case with an amount equal to all accrued and unpaid dividends to the date fixed for redemption. In case a part only of the 1985 Series C Preference Shares is to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

4. Creation or Issue of Additional Shares

So long as any of the 1985 Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the 1985 Series C Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the 1985 Series C Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval, if all dividends then payable on the 1985 Series C Preference Shares shall have been declared and paid or set apart for payment, (i) issue additional series of Preference Shares and (ii) create additional series of First Preferred Shares or Second Preferred Shares to be issued upon the exercise of a right of conversion which may hereafter be attached to the 1975 Series Preferred Shares or the Series B Second Preferred Shares or Series C Second Preferred Shares, as the case may be, provided that the date of retraction at the option of the holder attached to such additional series shall not be earlier than December 31, 1989 except, with respect to the additional Second Preferred Shares, in the circumstances referred to in paragraph 5 of the provisions relating to the Series B and C Second Preferred Shares.

5. Restrictions on Dividends, Retirement of Shares and Certain Investments

5.1 So long as any of the 1985 Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the 1985 Series C Preference Shares given as hereinafter specified, declare any dividends on any class of its Common Shares (other than dividends payable solely in such shares) to, or make any payment on account of the purchase, redemption or other retirement of any shares of any class to, or make any distribution in respect thereof to, or make or permit any subsidiary to make any investment in, or permit to exist any Extended Short-Term Investment in, the Parent Corporation or any subsidiary thereof (other than the Corporation or a Subsidiary) either directly or indirectly, unless any such dividends are declared to be payable not more than 120 days after the day of declaration, and unless (a) all dividends then payable on the 1985 Series C Preference Shares shall have been declared and paid or set apart for payment and (b) after giving effect to such proposed dividend or other payment or distribution or Investment and the application of the proceeds thereof and to any other dividends declared but not yet paid, at the Computation Date, the sum of:

         (i) $350,000,000 in United States currency plus (or minus in the case of a deficit),

         (ii) the Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to the Computation Date, plus

         (iii) the aggregate amount of the net cash proceeds to the Corporation from sales subsequent to December 31, 1981 of shares of its capital stock,

shall be greater than the sum of the aggregate amount of all such dividends and all such other payments and distributions declared or made during the period commencing January 1, 1982 to and including the Computation Date, plus the Net Amount of Investment outstanding on such date, provided however that with regard to the foregoing restrictions of this paragraph 5.1, the Corporation may purchase, redeem or retire any shares of any class by exchange for or out of the proceeds of the substantially concurrent sale of other shares ranking either (1) junior to the 1985 Series C Preference Shares, or (2) equally with or junior to the shares being purchased, redeemed or retired and neither any such purchase, redemption or retirement nor any such proceeds shall be included in any computation provided for in this paragraph 5.1.

For the purposes of this paragraph 5.1, all sums shall be determined in United States currency.

As used in this paragraph 5.1, the following terms shall have the meanings set forth below:

"Computation Date" shall mean (i) in the case of a dividend, the date of the declaration thereof, (ii) in the case of any payment on account of the purchase, redemption, or retirement of, or any distribution with respect to, shares, or any Investment, the date of the making thereof and (iii) in the case of extended Short-Term Investment, any date.

"Consolidated Net Income" shall mean the Net Income of the Corporation and its subsidiaries, all consolidated in accordance with generally accepted accounting principles. The Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to any Computation Date shall conclusively be deemed to be that shown by an interim statement of the Consolidated Net Income of the Corporation and its Subsidiaries for such period prepared by the Corporation.

"Investment" shall mean all loans, advances and capital contributions in cash to any Person, and all cash payments in respect of the purchase from any Person of evidences of indebtedness, capital stock or other securities of such Person, but shall not include any Short-Term Investment.

"Short-Term Investment" shall mean all Investments repayable on demand or within one year from the making thereof. "Net Amount of Short-Term Investment" outstanding on any day shall mean all Short-Term Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary as payment of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Short-Term Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day. "Net Amount of Investment" outstanding on any day shall mean all Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day, provided, however, that Net Amount of Investment shall include Extended Short-Term Investment. "Extended Short-Term Investment" shall mean the highest Net Amount of Short-Term Investment outstanding during any period of 30 consecutive days within the 12 months preceding the date of determination, such 30-day period to be selected by the Corporation.

"Net Income" of any corporation for any period shall mean the net income (or net deficit) of such corporation for such period, determined in accordance with generally accepted accounting principles.

"Parent Corporation" shall mean any corporation which owns, together with its subsidiaries, at least a majority of the outstanding Voting Stock of the Corporation.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Stock" shall include any and all shares, interests, participations or other equivalents (however designated) of corporate stock, and the term "Voting Stock", as applied to the stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

"subsidiary" shall mean any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned by another corporation or by one or more subsidiaries of such other corporation or by such other corporation and one or more subsidiaries thereof.

"Subsidiary" shall mean a subsidiary of the Corporation.

5.2 So long as any of the 1985 Series C Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the 1985 Series C Preference Shares given as hereinafter specified:

         (a) pay any dividends (other than stock dividends) or make any distributions on any shares of the Corporation ranking junior to the 1985 Series C Preference Shares with respect to payment of dividends or return of capital, or

         (b)retire for value any shares of the Corporation ranking junior to the 1985 Series C Preference Shares with respect to payment of dividends or return of capital, or

         (c) except in connection with the exercise of the retraction privilege attaching thereto, retire less than all the 1985 Series C Preference Shares,

unless all dividends then payable on the 1985 Series C Preference Shares shall have been declared and paid or set apart for payment.

6. Voting Rights

6.1 The holders of the 1985 Series C Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the 1985 Series C Preference Shares on the dividend payment dates whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the 1985 Series C Preference Shares remain in arrears, the holders of the 1985 Series C Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

6.2 Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of 1985 Series C Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one-tenth of the outstanding 1985 Series C Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of 1985 Series C Preference Shares.

6.3 Any vacancy occurring among members of the Board elected by the holders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one-tenth of the outstanding 1985 Series C Preference Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 6.2 shall apply with respect to the calling of any such meeting.

6.4 Notwithstanding anything contained in the by-laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

7. Rights on Liquidation

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the 1985 Series C Preference Shares shall be entitled to receive (i) the sum of $25.00 in Canadian currency per share together with all accrued and unpaid dividends up to and including the date of distribution, and (ii) if such liquidation, dissolution, winding-up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption of the 1985 Series C Preference Shares if they had been called for redemption by The Corporation (a) on the date of distribution, or (b) if not then callable for redemption, on the date of their first becoming redeemable, before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the 1985 Series C Preference Shares. After payment to the holders of the 1985 Series C Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8. Amendments

The rights, privileges, restrictions and conditions attaching to the 1985 Series C Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the 1985 Series C Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each 1985 Series C Preference Share into a Preference Share of another series.

9. Approvals

9.1 The approval of the holders of the 1985 Series C Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding 1985 Series C Preference Shares or by resolution passed or by-law sanctioned at a meeting of holders of 1985 Series C Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding 1985 Series C Preference Shares are present or represented by proxy and carried by not less than two-thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding 1985 Series C Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting, the holders of 1985 Series C Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the 1985 Series C Preference Shares referred to above.

9.2 Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of 1985 Series C Preference Shares, shall not invalidate any action taken at any meeting.

9.3 The formalities to be observed with respect to the giving of notice of any meeting of holders of 1985 Series C Preference Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

10. Notices

Any notice required to be given under the provisions attaching to the 1985 Series C Preference Shares to the holders thereof shall be given by posting the same in a postage-paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of 1985 Series C Preference Shares by means of publication twice in successive weeks in a daily newspaper of general circulation in each of the cities of Halifax, Montreal, Toronto, Winnipeg, Regina, Calgary and Vancouver. Publication in each week in each newspaper shall be made within a period of seven days of publication in each other newspaper. If at any time any notice is required under the provisions of this paragraph 10 to be published in a particular city and no newspaper of general circulation is then being published and circulated on a daily basis in that city, the Corporation shall not be required to publish in that city. Any notice given by mail shall be deemed to be given on the day on which it is mailed. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

                                    PART B.4

Provisions of the sixth series of Preference Shares consisting of 400,000 Floating Rate cumulative Redeemable Preference Shares Series D, 1985 Issue (hereinafter referred to as "1985 Series D Preference Shares")

The 1985 Series D Preference Shares shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Issue Price

The 1985 Series D Preference Shares will have an issue price of U.S. $25.00 each.

2. Dividends

2.1 The holders of 1985 Series D Preference Shares will be entitled to receive a quarterly cumulative preferential cash dividend, as and when declared by the Board of Directors of the Corporation, on the 20th day of February, May, August and November in each year ("Dividend Payment Dates") in an amount per share determined by applying to the U.S. $25.00 issue price per share one-quarter of the Annual Dividend Rate applicable to the Quarter preceding the Dividend Payment Date for which the determination is being made. The record date for the payment of dividends will be the 5th day of February, May, August and November or any other day, chosen by the Board of Directors, which is not more than 30 days preceding the Dividend Payment Date.

The initial dividend will be payable on August 20, 1985 to holders of record on August 5, 1985 and will accrue from May 20, 1985.

"Annual Dividend Rate" applicable to a Quarter is the greater of (i) 72% of U.S. Prime and (ii) the lesser of 7.5% and U.S. Prime.

"Quarter" is a period of three consecutive calendar months commencing on the first day of any of January, April, July or October.

"U.S. Prime" for a Quarter is the average of the U.S. Prime Rates in effect on each day of that Quarter.

"U.S. Prime Rate" is the average of the annual rates of interest announced from time to time by The Royal Bank of Canada and The Toronto-Dominion Bank as reference rates then in effect for determining interest rates on United States dollar commercial loans made in the United States of America. In the event that for any reason one of the said banks does not have a U.S. Prime Rate in effect during all of a Quarter, then the U.S. Prime Rate for such bank for such Quarter shall be the U.S. Prime Rate of the other bank. In the event that both of the said banks do not have a U.S. Prime Rate in effect during all of a Quarter, then the U.S. Prime Rate for that Quarter shall be equal to the average of the rates of interest per annum announced from time to time by two major reference banks in the United States of America, as selected by the Corporation in its sole discretion, as their prime or reference interest rate then in effect on United States dollar commercial loans made in the United States of America.

In any case where a dividend is payable for a period that ends on a date ("reference date") other than a Dividend Payment Date, the amount of such dividend shall be determined by applying to U.S. $25.00 the Annual Dividend Rate applicable to the Quarter preceding the reference date multiplied by the number of days following the Dividend Payment Date preceding the reference date through the reference date, all divided by 365.

2.2 In these provisions, "accrued and unpaid dividends" means an amount computed at the applicable rates as though dividends had been accruing on a day-to-day basis from May 20, 1985 to the date to which the computation of accrued dividends is to be made, after deducting all dividend payments made.

3. Redemption

The 1985 Series D Preference Shares shall not be redeemable on or before December 31, 1987, but thereafter shall be redeemable at the option of the Corporation on at least 30 days' notice prior to the date fixed for redemption in whole at any time or in part from time to time on payment of the following redemption prices in United States currency for each share to be redeemed:

If redeemed in the l2 months ending                                                         Redemption Price
-----------------------------------                                                         ----------------
December 31,1988  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $26.50
December 31,1989  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $26.20
December 31,1990  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.90
December 31,1991  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $25.60
December 31,1992  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.30
and thereafter  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $25.00

together in each case with an amount equal to all accrued and unpaid dividends to the date fixed for redemption. In case a part only of the 1985 Series D Preference Shares is to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

4. Creation or Issue of Additional Shares

So long as any of the 1985 Series D Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the 1985 Series D Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the 1985 Series D Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval, if all dividends then payable on the 1985 Series D Preference Shares shall have been declared and paid or set apart for payment, (i) issue additional series of Preference Shares and (ii) create additional series of First Preferred Shares or Second Preferred Shares to be issued upon the exercise of a right of conversion which may hereafter be attached to the 1975 Series Preferred Shares or the Series B Second Preferred Shares or Series C Second Preferred Shares, as the case may be, provided that the date of retraction at the option of the holder attached to such additional series shall not be earlier than December 31, 1989 except, with respect to the additional Second Preferred Shares, in the circumstances referred to in paragraph 5 of the provisions relating to the Series B and C Second Preferred Shares.

5. Restrictions on Dividends, Retirement of Shares and Certain Investments

5.1 So long as any of the 1985 Series D Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the 1985 Series D Preference Shares given as hereinafter specified, declare any dividends on any class of its Common Shares (other than dividends payable solely in such shares) to, or make any payment on account of the purchase, redemption or other retirement of any shares of any class to, or make any distribution in respect thereof to, or make or permit any subsidiary to make any investment in, or permit to exist any Extended Short-Term Investment in, the Parent Corporation or any subsidiary thereof (other than the Corporation or a Subsidiary) either directly or indirectly, unless any such dividends are declared to be payable not more than 120 days after the day of declaration, and unless (a) all dividends then payable on the 1985 Series D Preference Shares shall have been declared and paid or set apart for payment and (b) after giving effect to such proposed dividend or other payment or distribution or Investment and the application of the proceeds thereof and to any other dividends declared but not yet paid, at the Computation Date, the sum of:

         (i) $350,000,000 in United States currency plus (or minus in the case of a deficit),

         (ii) the Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to the Computation Date, plus

         (iii) the aggregate amount of the net cash proceeds to the Corporation from sales subsequent to December 31, 1981 of shares of its capital stock,

shall be greater than the sum of the aggregate amount of all such dividends and all such other payments and distributions declared or made during the period commencing January 1, 1982 to and including the Computation Date, plus the Net Amount of Investment outstanding on such date, provided however that with regard to the foregoing restrictions of this paragraph 5.1, the Corporation may purchase, redeem or retire any shares of any class by exchange for or out of the proceeds of the substantially concurrent sale of other shares ranking either (1) junior to the 1985 Series D Preference Shares, or (2) equally with or junior to the shares being purchased, redeemed or retired and neither any such purchase, redemption or retirement nor any such proceeds shall be included in any computation provided for in this paragraph 5.1.

For the purposes of this paragraph 5.1, all sums shall be determined in United States currency.

As used in this paragraph 5.1, the following terms shall have the meanings set forth below:

"Computation Date" shall mean (i) in the case of a dividend, the date of the declaration thereof, (ii) in the case of any payment on account of the purchase, redemption or retirement of, or any distribution with respect to, shares, or any Investment, the date of the making thereof and (iii) in the case of Extended Short-Term Investment, any date.

"Consolidated Net Income" shall mean the Net Income of the Corporation and its Subsidiaries, all consolidated in accordance with generally accepted accounting principles. The Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to any Computation Date shall conclusively be deemed to be that shown by an interim statement of the Consolidated Net Income of the Corporation and its Subsidiaries for such period prepared by the Corporation.

"Investment" shall mean all loans, advances and capital contributions in cash to any Person, and all cash payments in respect of the purchase from any Person of evidences of indebtedness, capital stock or other securities of such Person, but shall not include any Short-Term Investment.

"Short-Term Investment" shall mean all Investments repayable on demand or within one year from the making thereof. "Net Amount of Short-Term Investment" outstanding on any day shall mean all Short-Term Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Short-Term Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1989. to and including such day. "Net Amount of Investment" outstanding on any day shall mean all Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments or principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day, provided, however, that Net Amount of Investment shall include Extended Short-Term Investment. "Extended Short-Term Investment" shall mean the highest Net Amount of Short-Term Investment outstanding during any period of 30 consecutive days within the 12 months preceding the date of determination, such 30-day period to be selected by the Corporation.

"Net Income" of any corporation for any period shall mean the net income (or net deficit) of such corporation for such period, determined in accordance with generally accepted accounting principles.

"Parent Corporation" shall mean any corporation which owns, together with its subsidiaries, at least a majority of the outstanding Voting Stock of the Corporation.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Stock" shall include any and all shares, interests, participations or other equivalents (however designated) of corporate stock, and the term "Voting Stock", as applied to the stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

"subsidiary" shall mean any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned by another corporation or by one or more subsidiaries of such other corporation or by such other corporation and one or more subsidiaries thereof.

"Subsidiary" shall mean a subsidiary of the Corporation.

5.2 So long as any of the 1985 Series D Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the 1985 Series D Preference Shares given as hereinafter specified:

         (a) pay any dividends (other than stock dividends) or make any distributions on any shares of the Corporation ranking junior to the 1985 Series D Preference Shares with respect to payment of dividends or return of capital, or

         (b) retire for value any shares of the Corporation ranking junior to the 1985 Series D Preference Shares with respect to payment of dividends or return of capital, or

         (c) except in connection with the exercise of the retraction privilege attaching thereto. retire less than all the 1985 Series D Preference Shares,

unless all dividends then payable on the 1985 Series D Preference Shares shall have been declared and paid or set apart for payment.

6. Voting Rights

6.1 The holders of the 1985 Series D Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the 1985 Series D Preference Shares on the dividend payment dates whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the 1985 Series D Preference Shares remain in arrears, the holders of the 1985 Series D Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

6.2 Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of 1985 Series D Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one-tenth of the outstanding 1985 Series D Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of 1985 Series D Preference Shares.

6.3 Any vacancy occurring among members of the Board elected by the borders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one-tenth of the outstanding 1985 Series D Preference Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 6.2 shall apply with respect to the calling of any such meeting.

6.4 Notwithstanding anything contained in the by-laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

7. Rights on  Liquidation

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the 1985 Series D Preference Shares shall be entitled to receive (i) the sum of $25.00 in United States currency per share together with all accrued and unpaid dividends up to and including the date of distribution, and (ii) if such liquidation, dissolution, winding-up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption of the 1985 Series D Preference Shares if they had been called for redemption by the Corporation (a) on the date of distribution, or (b) if not then callable for redemption, on the date of their first becoming redeemable, before any amount shall be paid to, or any property or assets of the Corporation distributed among, the borders of any shares of the Corporation ranking junior to the 1985 Series D Preference Shares. After payment to the holders of the 1985 Series D Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8. Amendments

The rights, privileges, restrictions and conditions attaching to the 1985 Series D Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the 1985 Series D Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each 1985 Series D Preference Share into a Preference Share of another series.

9. Approvals

9.1 The approval of the holders of the 1985 Series D Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding 1985 Series D Preference Shares or by resolution passed or by-law sanctioned at a meeting of borders of 1985 Series D Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding 1985 Series D Preference Shares are present or represented by proxy and carried by not less than two-thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding 1985 Series D Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify, the purpose for which the meeting was originally called. At such adjourned meeting, the holders of 1985 Series D Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the 1985 Series D Preference Shares referred to above.

9.2 Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of 1985 Series D Preference Shares, shall not invalidate any action taken at any meeting.

9.3 The formalities to be observed with respect to the giving of notice of any meeting of holders of 1985 Series D Preference Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

10. Notices

Any notice required to be given under the provisions attaching to the 1985 Series D Preference Shares to the holders thereof shall be given by posting the same in a postage-paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of 1985 Series D Preference Shares by means of publication twice in successive weeks in a daily newspaper of general circulation in each of the cities of Halifax, Montreal, Toronto, Winnipeg,

Regina, Calgary and Vancouver. Publication in each week in each newspaper shall be made within a period of seven days of publication in each other newspaper. If at any time any notice is required under the provisions of this paragraph 10 to be published in a particular city and no newspaper of general circulation is then being published and circulated on a daily basis in that city, the Corporation shall not be required to publish in that city. Any notice given by mail shall be deemed to be given on the day on which it is mailed. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

11. Currency

11.1 Any holder of 1985 Series D Preference Shares shall be entitled to elect to receive payment of dividends and the redemption price, or any of such payments, in the equivalent in Canadian currency of the United States dollar amount otherwise payable based upon the then applicable U.S. Dollar Exchange Rate by written notice given to the Corporation in the case of a dividend prior to the record date and in all other cases at least ten days prior to the date fixed for payment of such amount.

11.2 Any cheques issued to the holders of 1985 Series D Preference Shares for the payment of a dividend or for the making of any other payment on 1985 Series D Preference Shares in United States currency shall be payable at par at a branch in New York City and at such other branches in the United States of America of a bank or banks from time to time selected by the Corporation in addition to being so payable at any branch or branches of a bank or banks in Canada so selected. In the event that the Corporation is precluded from paying a dividend or making any other payment on 1985 Series D Preference Shares in United States currency pursuant to any applicable law, it may satisfy such monetary requirements by the equivalent in Canadian currency based upon the then applicable U.S. Dollar Exchange Rate.

11.3 For purposes of paragraphs 11.1 and 11.2, the "applicable U.S. Dollar Exchange Rate" in respect of any payment shall mean the noon rate of exchange in Canadian currency, as quoted by the Bank of Canada, for one dollar in United States currency on the record date in the case of a dividend and in all other cases on a day fixed by the Corporation not more than five business days preceding the date fixed for such payment.

                                    PART B.5

PROVISIONS OF THE SEVENTH SERIES OF PREFERENCE SHARES CONSISTING OF 3,000,000 CUMULATIVE REDEEMABLE PREFERENCE SHARES, SERIES E (hereinafter referred to as "Series E Preference Shares")

The Series E Preference Shares shall, in addition to the rights, privileges. restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Issue Price

The 1985 Series D Preference Shares Will have an issue price of U.S. $25.00 each.

2. Dividends

The holders of Series E Preference Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the Board of Directors of the corporation, cumulative preferential cash dividends which shall be as follows:

         (i) An initial dividend in respect of the period from and including the date of issue of the Series E Preference Shares to but excluding January 31, 1987 (the "Initial Dividend Period", payable on January 31, 1987 in an amount per Series E Preference Share equal to the amount obtained when $2.16 is multiplied by the number of days in the Initial Dividend Period, all divided by 365;

         (ii) Fixed quarterly dividends in an amount per share equal to $0.54 ($2.16 per annum) payable on the last day of each o9f the months of January, April, July and October in each year (the "Dividend Payment Dates") the first such dividend being paid on the Dividend Payment Date of April 30, 1987 and the last such dividend being paid on the Dividend Payment Date of October 31, 1991; and

         (iii) Quarterly dividends, the first of which shall be payable on the Dividend Payment Date of January 31, 1992, each in an amount per Series E Preference Share determined by applying to the $25.00 issue p[rice per share one-quarter of the Annual Dividend Rate applicable to the Quarter preceding the Dividend Payment Date for which the determination is being made.

The record date for the payment of dividends will be the 15th day of January, April, July and October or any other day chosen by the Board of Directors which is not more than 30 days preceding the Dividend Payment Date.

"Annual Dividend Rate" applicable to a Quarter is 75% of Canadian Prime.

"Quarter" is a period of three consecutive calendar months commencing on the first day of any January, April, July or October.

"Canadian Prime" for a Quarter is the average of the Prime Interest Rates in effect on each day of that Quarter.

"Prime Interest Rate" is the average of the annual rates of interest announced from time to time by The Royal Bank of Canada ands the Toronto-Dominion Bank as reference rates then in effect for determining interest rates on Canadian dollar commercial loans in Canada. In the event that for any reason one of the said banks does not have a Prime Interest Rate in effect during all of a Quarter then the Prime Interest Rate for such bank for such Quarter shall be the Prime Interest Rate of the other bank. In the event that both of the said banks do not have a Prime Interest Rate in effect during all of a Quarter, then the Prime Interest Rate for that Quarter shall be equal to 1.65% per annum plus the average during such Quarter of the average yields at weekly tender on 91-day Government of Canada Treasury Bills as reported by the Bank of Canada.

In the case where a dividend is payable for a period that ends on a date other than a Dividend Payment Date, a dividend ("Short Dividend") shall be paid in an amount per Series E Preference Share determined by applying to $25.00:

         (iv) 8.64% in the case of dividends payable prior to October 31, 1991, or

         (v) the Annual Dividend Rate applicable to the Quarter preceding such date, multiplied by the number of days from and including the Dividend Payment Date preceding such date to and excluding such date, all divided by 365.

The portion of the amount payable to a holder of a Series E Preference Share on a redemption or purchase for cancellation thereof, or on the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, equal to all accrued and unpaid dividends thereon up to and excluding the date of such redemption, purchase, liquidation, dissolution, winding-up or other distribution of assets ("Specified Date") shall consist of:

         (vi) the accrued and unpaid initial dividend thereon, if any payable pursuant to (i) above and all accrued and unpaid quarterly dividends thereon, if any, payable pursuant to paragraphs (ii) and (iii) above, plus

         (vii) if the Specified Date is other than a Dividend Payment Date, an amount equal to the Short Dividend that would be payable thereon.

3. Redemption

The Series E Preference Shares shall not be redeemable prior to October 31, 1991, however on or after that date such shares shall be redeemable at the option of the Corporation on at least 30 days' notice prior to the date fixed for redemption in whole at any time or in part from time to time on payment for each share held of an amount of $25.00 per share together with all accrued and unpaid dividends thereon up to and excluding the date of such redemption (which for such purpose shall be calculated as provided in paragraph 2 hereof). In case a part only of the Series E Preference Shares is to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

4. Creation or Issue of Additional Shares

So long as any of the Series E Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series E Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the Series E Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval, if all dividends then payable on the Series E Preference Shares shall have been declared and paid or set apart for payment;

         (i) issue additional series of Preference Shares; and

         (ii) create additional series of First Preferred Shares to be issued upon the exercise of a right of conversion which may hereafter be attached to the 1975 Series Preferred Shares, provided that the date of retraction at the option of the holder attached to such additional series shall not be earlier than December 31, 1989.

5. Restrictions on Dividends, Retirement of Shares and Certain Investments

5.1 So long as any of the Series E Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series E Preference Shares given as hereinafter specified, declare any dividends on any class of its Common Shares (other than dividends payable solely in such shares) to, or make any payment on account of the purchase, redemption or other retirement of any shares of any class to, or make any distribution in respect thereof to, or make or permit any Subsidiary to make any Investment in, or permit to exist any Extended Short-Term Investment in, the Parent Corporation or any subsidiary thereof (other than the Corporation or a Subsidiary) either directly or indirectly, unless any such dividends are declared to be payable not more than 120 days after the day of declaration, and unless (a) all dividends then payable on the Series E Preference Shares shall have been declared and paid or set apart for payment and (b) after giving effect to such proposed dividend or other payment or distribution or Investment and the application of the proceeds thereof and to any other dividends declared but not yet paid, at the Computation Date, the sum of:

         (i) $350,000,000 in United States currency plus (or minus in the case of a deficit),

         (ii) the Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to the Computation Date, plus

         (iii) the aggregate amount of the net cash proceeds to the Corporation from sales subsequent to December 31, 1981 of shares of its capital stock,

shall be greater than the sum of the aggregate amount of all such dividends and all such other payments and distributions declared or made during the period commencing January 1, 1982 to and including the Computation Date, plus the Net Amount of Investment outstanding on such date, provided however that with regard to the foregoing restrictions of this paragraph 5.1, the Corporation may purchase, redeem or retire any shares of any class by exchange for or out of the proceeds of the substantially concurrent sale of other shares ranking either ( 1 ) junior to the Series E Preference Shares, or (2) equally with or junior to the shares being purchased, redeemed or retired and neither any such purchase, redemption or retirement nor any such proceeds shall be included in any computation provided for in this paragraph 5.1.

For the purposes of this paragraph 5.1 all sums shall be determined in United States currency.

As used in this paragraph 5.1, the following terms shall have the meanings set forth below:

"Computation Date" shall mean (i) in the case of a dividend, the date of the declaration thereof, (ii) in the case of any payment on account of the purchase, redemption, or retirement of, or any distribution with respect to, shares, or any Investment, the date of the making thereof and (iii) in the case of Extended Short-Term Investment, any date.

"Consolidated Net Income" shall mean the Net Income of the Corporation and its subsidiaries, all consolidated in accordance with generally accepted accounting principles. The Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to any Computation Date shall conclusively be deemed to be that shown by an interim statement of the Consolidated Net Income of the Corporation and its Subsidiaries for such period prepared by the Corporation.

"Investment" shall mean all loans, advances and capital contributions in cash to any Person, and all cash payments in respect of the purchase from any Person of evidences of indebtedness, capital stock or other securities of such Person, but shall not include any Short-Term Investment.

"Short-Term Investment" shall mean all Investments repayable on demand or within one year from the making thereof. "Net Amount of Short-Term Investment" outstanding on any day shall mean all Short-Term Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Short-Term Investments (except to the extent any such cash has been included in the Consolidated

Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day. "Net Amount of Investment" outstanding on any day shall mean all Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day, provided, however, that Net Amount of Investment shall include Extended Short-Term Investment. "Extended Short-Term Investment" shall mean the highest Net Amount of Short-Term Investment outstanding during any period of 30 consecutive days within the 12 months preceding the date of determination, such 30-day period to be selected by the Corporation.

"Net Income" of any corporation for any period shall mean the net income (or net deficit) of such corporation for such period, determined in accordance with generally accepted accounting principles.

"Parent Corporation" shall mean any corporation which owns together with its subsidiaries, at least a majority of the outstanding Voting Stock of the Corporation.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Stock" shall include any and all shares, interests, participation or other equivalents (however designated) of corporate stock, and the term "Voting Stock", as applied to the stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

"subsidiary" shall mean any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned by another corporation or by one or more subsidiaries of such other corporation or by such other corporation and one or more subsidiaries thereof.

"Subsidiary" shall mean a subsidiary of the Corporation.

5.2 So long as any of the Series E Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series E Preference Shares given as hereinafter specified:

(i) pay any dividends (other than stock dividends) or make any distributions on any shares of the Corporation ranking junior to the Series E Preference Shares with respect to payment of dividends or return of capital, or

(ii) retire for value any shares of the Corporation ranking junior to the Series E Preference Shares with respect to payment of dividends or return of capital, or

(iii) retire less than all the Series E Preference Shares,

unless all dividends then payable on the Series E Preference Shares shall have been declared and paid or set apart for payment.

6. Voting Rights

6.1 The holders of the Series E Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the Series E Preference Shares on the dividend payment dates whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the Series E Preference Shares remain in arrears, the holders of the Series E Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

6.2 Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of Series E Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one-tenth of the outstanding Series E Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of Series E Preference Shares.

6.3 Any vacancy occurring among members of the Board elected by the holders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one-tenth of the outstanding Series E Preference Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 6.2 shall apply with respect to the calling of any such meeting.

6.4 Notwithstanding anything contained in the by-laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

7. Rights on Liquidation

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the Series E Preference Shares shall be entitled to receive the sum of $25.00 per share together with all accrued and unpaid dividends thereon up to and excluding the date of distribution, (which for such purpose shall be calculated as provided in paragraph 2 hereof) before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the Series E Preference Shares. After payment to the holders of the Series E Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8. Amendments

The rights, privileges, restrictions and conditions attaching to the Series E Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the Series E Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each Series E Preference Share into a Preference Share of another series.

9. Approvals

9.1 The approval of the holders of the Series E Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding Series E Preference Shares or by resolution passed or by-law sanctioned at a meeting of holders of Series E Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding Series E Preference Shares are present or represented by proxy and carried by not less than two-thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding Series E Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of Series E Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series E Preference Shares referred to above.

9.2 Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of Series E Preference Shares, shall not invalidate any action taken at any meeting.

9.3 The formalities to be observed with respect to the giving of notice of any meeting of holders of Series E Preference Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

10. Notices

Any notice required to be given under the provisions attaching to the Series E Preference Shares to the holders thereof shall be given by posting the same in a postage-paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of Series E Preference Shares by means of publication twice in successive weeks in a daily newspaper of general circulation in each of the cities of Halifax, Montreal, Toronto, Winnipeg, Regina, Calgary and Vancouver. Publication in each week in each newspaper shall be made within a period of seven days of publication in each other newspaper. If at any time any notice is required under the provisions of this paragraph 10 to be published in a particular city and no newspaper of general circulation is then being published and circulated on a daily basis in that city, the Corporation shall not be required to publish in that city. Any notice given by mail shall be deemed to be given on the day on which it is mailed. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

                                    PART B.6

PROVISIONS OF THE EIGHTH SERIES OF PREFERENCE SHARES CONSISTING OF 400,000 CUMULATIVE REDEEMABLE RETRACTABLE PREFERENCE SHARES, SERIES F (hereinafter referred to as "Series F Preference Shares")

The Series F Preference Shares shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Dividends

1.1 The Series F Preference Shares shall carry the right to fixed cumulative cash dividends, as and when declared by the Board of Directors of the Corporation, at the rate of $2.00 per share per annum and no more, payable by quarterly installments of $0.50 each on the last day of March, June, September and December in each year (each of such days, a "dividend payment date"), except that no dividend shall be payable on March 31, 1987. Assuming the 400,000 Series F Preference Shares are issued on March 12, 1987 and provided the Board of Directors have adopted a resolution declaring a dividend on such shares, the initial dividend payment will be payable on June 30, 1987 and will be in the amount of $0.603 per share provided that, if the Series F Preference Shares are issued after March 12, 1987, the dividend payable on June 30, 1987 shall be such lesser amount per share as the Corporation shall determine to be payable on the basis of an annual rate of $2.00.

1.2 In these provisions, "accrued and unpaid dividends" means an amount computed at the aforesaid rate as though dividends had been accruing on a day-to-day basis from and including the date of issue to and excluding the date to which the computation of accrued dividends is to be made, after deducting all dividend payments made.

2. Retraction Privilege

2.1 A holder of Series F Preference Shares shall have the privilege ("Retraction Privilege") of requiring the Corporation to purchase all or any of the holder's Series F Preference Shares on March 31, 1992 ("Series F Retraction Date") at a price ("Series F Retraction Price") of $25.00 per share plus accrued and unpaid dividends to and excluding the date of payment.

2.2 On or before January 15, 1992 and not earlier than October 3, 1991, the Corporation shall give to each person who is then a registered holder of Series F Preference Shares a written notice ("Retraction Notice") of such person's right to exercise the retraction Privilege on the Series F Retraction Date. The Retraction Notice shall also contain, if the Corporation determines pursuant to paragraph 2.4 that it will not be permitted to purchase all the Series F Preference Shares then outstanding, the statement required under paragraph 2.4.

2.3 A holder of Series F Preference Shares desiring to exercise the Retraction Privilege shall, no earlier than October 3, 1991 but not later than February 14, 1992, complete the retraction panel on the certificate(s) representing the Series F Preference Shares to be purchased by specifying the number of Series F Preference Shares which he desires to be purchased and depositing such certificate(s) with the transfer agent of the Corporation for the Series F Preference Shares at any office where transfers of Series F Preference Shares may be registered. Such deposit shall be irrevocable unless the Corporation otherwise agrees, or (a) the Corporation shall fail to make payment on or before the Series F Retraction Date of the Retraction Price for the Series F Preference Shares in respect of which the Retraction Privilege is made, in which event such holder shall be entitled to revoke his retraction in respect of all or part of his Series F Preference Shares not so purchased by the

Corporation by delivering a notice to that effect to the transfer agent at the office where his Series F Preference Shares were deposited at least five business days prior to any succeeding dividend payment date on which such Series F Preference Shares are required to be purchased as set forth in paragraph 2.5, or (b) the Corporation agrees and offers on or before the Series F Retraction Date to convert as set forth in paragraph 3 the Series F Preference Shares into a further series of Preference Shares, in which event the holder may revoke his retraction in respect of all or part of his Series F Preference Shares by delivering a notice to that effect to the transfer agent at the office where his Series F Preference Shares were deposited on or before five business days prior to the Series F Retraction Date.

2.4 Subject as provided below, the Corporation shall on the Series F Retraction Date purchase all Series F Preference Shares in respect of which holders shall have duly exercised the Retraction Privilege. Payment of the purchase price shall be made by cheque payable at par at any branch or branches of a bank or banks in Canada selected by the Corporation and mailed to such holders. Upon payment of the Series F Retraction Price for the Series F Preference Shares so purchased, the Series F Preference Shares purchased shall cease to be entitled to dividends or any other participation in the assets of the Corporation and the holders shall not be entitled to exercise any of the rights of shareholders in respect thereof. If prior to the giving of the Retraction Notice, the Corporation determines that it will not be permitted under paragraph 4 to purchase all the Series F Preference Shares then outstanding, the Corporation shall include in the Retraction Notice a statement of the maximum number of Series F Preference Shares which it then believes it will be permitted to purchase on the Series F Retraction Date and, provided that the Corporation has acted in good faith in making such determination, the Corporation shall have no liability in the event that such determination proves inaccurate. If the purchase by the Corporation of all Series F Preference Shares in respect of which the holders thereof have exercised their rights under the Retraction Privilege would not be permitted under paragraph 4, the maximum sum of money that may be applied to such purchase shall be rounded to the next lower multiple of $1,000 and the shares to be purchased shall be selected pro rata, disregarding fractions.

2.5 If because of the application of paragraph 4 the Corporation fails to purchase all of the Series F Preference Shares in respect of which the holders thereof have exercised the Retraction Privilege, thereafter the Corporation shall be required to purchase pro rata on each succeeding dividend payment date on the basis set forth in paragraph 2.4 such further number of such shares as it is permitted to purchase until all shares required to be purchased have been purchased. Notwithstanding the foregoing, if at any date the Corporation is obliged to purchase any Series F Preference Shares pursuant to this paragraph
2.5 but cannot purchase all such shares without being in breach of the provisions of paragraph 4 and the maximum number of such shares it can then so purchase is less than 1,000 it need not purchase any such shares.

3. Conversion into Further Series

The Series F Preference Shares shall be convertible into shares of one or more series of Preference Shares upon the amendment of the Articles of the Corporation or the enactment of a resolution by the Board of Directors setting out the terms and conditions of such conversion and the time or times during which such conversion shall be effected.

4. Purchase Restrictions

The Corporation shall not be obliged to purchase any Series F Preference Shares under paragraph 2 to the extent that such purchase:

i) would be contrary to any applicable law; or

ii) would constitute a breach by the Corporation of the rights, privileges, restrictions and conditions attaching to the 1975 Series Preferred Shares.

5. Redemption

The Series F Preference Shares shall not be redeemable before March 31, 1992, but shall be redeemable on or after that date at the option of the Corporation on at least 30 days' notice prior to the date fixed for redemption in whole at any time or in part from time to time on payment of the $25.00 per share together with all accrued and unpaid dividends to and excluding the date fixed for redemption. In case a part only of the Series F Preference Shares is to be redeemed, the shares to be so redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

6. Purchase for cancellation

The Corporation shall have the right at its option at any time and from time to time to purchase for cancellation the whole or any part of the Series F Preference Shares, at a price per share not exceeding $25.00 plus accrued and unpaid dividends to and excluding the date of purchase and costs of purchase.

7. Creation or Issue of Additional Shares

So long as any of the Series F Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series F Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the Series F Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval, if all dividends then payable on the Series F Preference Shares shall have been declared and paid or set apart for payment:

         i) issue additional series of Preference Shares; and

         ii) create additional series of First Preferred Shares to be issued upon the exercise of a right of conversion which may hereafter be attached to the 1975 Series Preferred Shares provided that the date of retraction at the option of the holder attached to such additional series shall not be earlier than the Series F Retraction Date.

8. Restriction on Dividends, Retirement of Shares and Certain Investments

8.1 So long as any of the Series F Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series F Preference Shares given as hereinafter specified, declare any dividends on any class of its Common Shares (other than dividends payable solely in such shares) to, or make any payment on account of the purchase, redemption or other retirement of any shares of any class to, or make any distribution in respect thereof to, or make or permit any Subsidiary to make any Investment in, or permit to exist any Extended Short-Term Investment in, the Parent Corporation or any subsidiary thereof (other than the Corporation or a Subsidiary) either directly or indirectly, unless any such dividends are declared to be payable not more than 120 days after the day of declaration, and unless (a) all dividends then payable on the Series F Preference Shares shall have been declared and paid or set apart for payment and (b) after giving effect to such proposed dividend or other payment or distribution or Investment and the application of the proceeds thereof and to any other dividends declared but not yet paid, at the Computation Date, the sum of:

         (i) $350,000,000 in United States currency plus (or minus in the case of a deficit),

         (ii) the Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to the Computation Date, plus

         (iii) the aggregate amount of the net cash proceeds to the Corporation from sales subsequent to December 31, 1981 of shares of its capital stock,

shall be greater than the sum of the aggregate amount of all such dividends and all such other payments and distributions declared or made during the period commencing January 1, 1982 to and including the Computation Date, plus the Net Amount of Investments outstanding on such date, provided however that with regard to the foregoing restrictions of this paragraph 8.1, the Corporation may purchase, redeem or retire any shares of any class by exchange for or out of the proceeds of the substantially concurrent sale of other shares ranking either (1) junior to the Series F Preference Shares, or (2) equally with or junior to the shares being purchased, redeemed or retired and neither any such purchase, redemption or retirement nor any such proceeds shall be included in any computation provided for in this paragraph 8.1.

For the purposes of this paragraph 8.1 all sums shall be determined in United States currency.

As used in this paragraph 8.1, the following terms shall have the meanings set forth below:

"Computation Date" shall mean (i) in the case of a dividend, the date of the declaration thereof, (ii) in the case of any payment on account of the purchase, redemption, or retirement of, or any distribution with respect to, shares, or any Investment, the date of the making thereof and (iii) in the case of Extended Short-Term Investment, any date.

"Consolidated Net Income" shall mean the Net Income of the Corporation and its Subsidiaries, all consolidated in accordance with generally accepted accounting principles. The Consolidated Net Income of the Corporation and its Subsidiaries computed for the period commencing January 1, 1982 to and including a date not more than 135 days prior to any Computation Date shall conclusively be deemed to be that shown by an interim statement of the Consolidated Net Income of the Corporation and its Subsidiaries for such period prepared by the Corporation.

"Investment" shall mean all loans, advances and capital contributions in cash to any Person, and all cash payments in respect of the purchase from any Person of evidences of indebtedness, capital stock or other securities of such Person, but shall not include any Short-Term Investment.

"Short-Term Investment" shall mean all Investments repayable on demand or within one year from the making thereof. "Net Amount of Short-Term Investment" outstanding on any day shall mean all Short-Term Investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Short-Term Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day. "Net Amount of Investment" outstanding on any day shall mean all investments by the Corporation or any Subsidiary in the Parent Corporation or any subsidiary thereof (other than a Subsidiary), less the aggregate amount of all cash received by the Corporation or any Subsidiary, as payments of principal or premium, returns of capital, liquidation dividends or distributions, proceeds of sale or other dispositions, or otherwise, in respect of such Investments (except to the extent any such cash has been included in the Consolidated Net Income of the Corporation and its Subsidiaries), during the period commencing January 1, 1982 to and including such day, provided however, that Net Amount of Investment shall include

Extended Short-Term Investment. "Extended Short-Term Investment" shall mean the highest Net Amount of Short-Term Investment outstanding during any period of 30 consecutive days within the 12 months preceding the date of determination, such 30-day period to be selected by the Corporation.

"Net Income" of any corporation for any period shall mean the net income (or net deficit) of such corporation for such period, determined in accordance with generally accepted accounting principles.

"Parent Corporation" shall mean any corporation which owns together with its subsidiaries, at least a majority of the outstanding Voting Stock of the Corporation.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Stock" shall include any and all shares, interests, participations or other equivalents (however designated) of corporate stock, and the term "Voting Stock", as applied to the stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

"subsidiary" shall mean any corporation at least a majority of whose outstanding Voting Stocks shall at the time be owned by another corporation or by one or more subsidiaries of such other corporation or by such other corporation and one or more subsidiaries thereof.

"Subsidiary" shall mean a subsidiary of the Corporation.

8.2 So long as any of the Series F Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series F Preference Shares given as hereinafter specified:

(i) pay any dividends (other than stock dividends) or make any other distributions on any shares of the Corporation ranking junior to the Series F Preference Shares with respect to payment of dividends or return of capital, or

(ii) retire for value any shares of the Corporation ranking junior to the Series F Preference Shares with respect to payment of dividends or return of capital, or

(iii) except in connection with the exercise of the Retraction Privilege attaching thereto, retire less than all the Series F Preference Shares,

unless all dividends then payable on the Series F Preference Shares shall have been declared and paid or set apart for payment.

9. Voting Rights

9.1 The holders of the Series F Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six quarterly dividends on the Series F Preference Shares on the dividend payment dates whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the Series F Preference Shares remain in arrears, the holders of the Series F Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

9.2 Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of Series F Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one-tenth of the outstanding Series F Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the meeting of such request, such meeting may be called by any holder of record of Series F Preference Shares.

9.3 Any Vacancy occurring among members of the Board elected by the holders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one-tenth of the outstanding Series F Preference Shares shall have the right to require the Secretary, of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 9.2 shall apply with respect to the calling of any such meeting.

9.4 Notwithstanding anything contained in the by-laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

10. Rights on Liquidation

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the Series F Preference Shares shall be entitled to receive the sum of $25.00 per share together with all accrued and unpaid dividends up to and excluding the date of distribution, before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the Series F Preference Shares. After payment to the holders of the Series F Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

11. Amendments

The rights, privileges, restrictions and conditions attaching to the Series F Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the Series F Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each Series F Preference Share into a Preference Share of another series.

12. Approvals

12.1 The approval of the holders of the Series F Preference Shares as to any and all matters hereinbefore referred to may be given in writing by all the holders of the outstanding Series F Preference Shares or by resolution passed or by-law sanctioned at a meeting of holders of Series F Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding Series F Preference Shares are present or represented by proxy and carried by not less than two-thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding Series F Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of Series F Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series F Preference Shares referred to above.

12.2 Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of Series F Preference Shares, shall not invalidate any action taken at any meeting.

12.3 The formalities to be observed with respect to the giving of notice of any meeting of holders of Series F Preference Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

13. Notices

Any notice required to be given under the provisions attaching to the Series F Preference Shares to the holders thereof shall be given by posting the same in a postage-paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of Series F Preference Shares by advertisement twice in successive weeks in a newspaper published or distributed in the place where the Corporation has its registered office and in each place in Canada where the Corporation has a transfer agent for the Series F Preference Shares or where a transfer of Series F Preference Shares may be recorded. Publication in each week in agent for the Series F Preference Shares or where a transfer each newspaper shall be made within a period of seven days of publication in each other newspaper. Any notice given by mail shall be deemed to be given on the day on which it is mailed. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

                                   PART B . 7

PROVISIONS OF THE NINTH SERIES OF PREFERENCE SHARES CONSISTING OF 300 FLOATING RATE CUMULATIVE REDEEMABLE PREFERENCE SHARES, SERIES G (hereinafter referred to as "Series G Preference Shares")

The Series G Preference Shares shall, in addition to the rights, privileges, restrictions and conditions attaching to the Preference Shares as a class, have the following rights, privileges, restrictions and conditions:

1. Issue Price

The Series G Preference Shares will have an issue price of U.S. $500,000 each.

2. Dividends

The holders of the Series G Preference Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the Board of Directors of the Corporation, cumulative preferential cash dividends payable in U.S. currency as set forth below:

         (i) An initial dividend in respect of the Initial Dividend Period, payable on August 20, 1992 in an amount per Series G Preference Share determined by applying to the U.S. $500,000 issue price per share the Annual Dividend Rate multiplied by the number of days in the Initial Dividend Period, all divided by 360;

         (ii) Quarterly dividends in respect of each Dividend Period falling within the Initial Term, payable on the Dividend Payment Date immediately following the end of such Dividend Period, in an amount per Series G Preference Share determined by applying to the U.S. $500,000 issue price per share the Annual Dividend Rate applicable to the Dividend Period preceding the Dividend Payment Date for which the determination is being made multiplied by the number of days in the Dividend Period, all divided by 360;

         (iii) After the expiry of the Initial Term, quarterly dividends in respect of each Dividend Period falling within a Corporation Determined Term, payable on the Dividend Payment Date immediately following the end of such Dividend Period, in an amount per Series G Preference Share determined by applying to the U.S. S500,000 issue price per share the Corporation Determined Dividend Rate for such Dividend Period determined in accordance with Schedule I hereof multiplied by the number of days in the Dividend Period, all divided by 360;

         (iv) After the expiry of the Initial Term, quarterly dividends in respect of each Dividend Period falling within a Dealer Determined Term, payable on the Dividend Payment Date immediately following the end of such Dividend Period, in an amount per Series G Preference Share determined by applying to the U.S. S500,000 issue price per share the Dealer Determined Dividend Rate for such Dividend Period determined in accordance with Schedule II hereof multiplied by the number of days in the Dividend Period, all divided by 360;

         (v) After the expiry of the Initial Term, quarterly dividends in respect of each Auction Dividend Period, payable on the Auction Dividend Payment Date immediately following the end of such Auction Dividend Period, in an amount per Series G Preference Share determined by applying to the U.S. S500,000 issue price per share the Auction

         Dividend Rate for such Auction Dividend Period determined in accordance with Schedule III multiplied by the number of days in the Auction Dividend Period, all divided by 360.

The record date for the payment of dividends will be the fifth day preceding the applicable Dividend Payment Date and, in respect of any Auction Dividend Payment Date, the day preceding the Auction Date.

In any case where a dividend is payable for a period that ends on a date ("reference date") other than the last day of a Dividend Period or Auction Dividend Period, as the case may be, the amount of such dividend shall be determined by applying to U.S. $500,000 the dividend rate applicable to such Dividend Period or Auction Dividend Period preceding the reference date multiplied by the number of days in such reduced period preceding the reference date and excluding the reference date, all divided by 360.

The provisions of Schedule I hereto with respect to the fixing of a Corporation Determined Dividend Rate for a Corporation Determined Term may be initiated by the Corporation, not earlier than 60 days and not later than 45 days before the expiry of the Initial Term and, thereafter, may be used by the Corporation from time to time during a Corporation Determined Term or a Dealer Determined Term or any Auction Dividend Period, as the case may be, provided that, in such circumstances, such provisions are initiated not earlier than 60 days and not later than 45 days before the expiry of the then current Corporation Determined Term or Dealer Determined Term or Auction Dividend Period, as the case may be.

The provisions of Schedule II hereto with respect to solicitation of Dealer Offers for the purpose of fixing a Dealer Determined Dividend Rate for a Dealer Determined Term may be initiated by the Corporation, unless at any such time a Corporation Determined Dividend Rate has been accepted in accordance with the provisions of Schedule I, not earlier than 30 days and not later than 25 days before the expiry of the Initial Term and, thereafter, may be used by the Corporation from time to time during a Corporation Determined Term, a Dealer Term or any Auction Dividend Period, as the case may be, provided that in such circumstances, such provisions are initiated not earlier than 30 days and not later than 25 days before the expiry of such Corporation Determined Term or Dealer Determined Term or Auction Dividend Period, as the case may be.

The provisions of Schedule III hereto shall apply from and after the end of the Initial Term and from and after the end of any Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be, unless at any such time a Corporation Determined Dividend Rate for a Corporation Determined Term has been accepted and fully implemented in accordance with the provisions of Schedule I hereto or a Dealer Determined Dividend Rate for a Dealer Determined Term has been accepted in accordance with the provisions of
Schedule II hereto and the provisions of paragraph 2(7) of Schedule II hereto are fully implemented in accordance with the terms of that paragraph.

Any defined terms in the Articles relating to the Series G Preference Shares including the Schedules thereto shall have the meaning ascribed thereto throughout such Articles and Schedules.

"accrued and unpaid dividends" means an amount computed at the applicable rates as though dividends had been accruing on a day-to-day basis from and including the date of issue to and excluding the date to which the computation of accrued dividends is to be made, after deducting all dividend payments made;

"Annual Dividend Rate" means 60% of LIBOR plus 2.25% per annum;

"Auction" means the periodic operation of the procedures set forth in Schedule III hereto;

"Auction Date" means the last Tuesday of any Dividend Period or any Auction Dividend Period which Tuesday is at least two Business Days prior to the 20th of February, May, August or November, as the case may be, or if such Tuesday is not a Business Day, the next preceding Business Day, regardless of whether an Auction is in fact conducted;

"Auction Dividend Period" means the period from and including a Settlement Date to but excluding the next succeeding Settlement Date except for the first Auction Dividend Period following a Dividend Period in which case "Auction Dividend Period" shall mean the period from and including the Dividend Payment Date for and immediately following such Dividend Period to and excluding the Settlement Date immediately following the Auction Date occurring during the Auction Dividend Period;

"Auction Dividend Payment Date" means the first Business Day following the Settlement Date;

"Business Day" means a day on which all of The Montreal Exchange and The Toronto Stock Exchange or any successor facilities and the Auction Manager, if and when appointed, are open for business;

"Corporation Determined Term" has the meaning ascribed to that term in Schedule I hereto;

"Dealer Determined Term" has the meaning ascribed to that term in Schedule II hereto;

"Dividend Payment Date" means the 20th day of February, May, August and November in each year;

"Dividend Period" means the period from and including each Dividend Payment Date to but excluding the next succeeding Dividend Payment Date except for the first Dividend Period following an Auction Dividend Period in which case "Dividend Period" shall mean the period from and including the Settlement Date immediately following such Auction Dividend Period to but excluding the next succeeding Dividend Payment Date which falls at least three calendar months after the said Settlement Date;

"Initial Dividend Period" means the period from and including the date of issue of a Series G Preference Share to but excluding August 20, 1992;

"Initial Term" means the period from the date of issue of the Series G Preference Shares to but excluding August 20, 1995; "LIBOR" in respect of the Initial Dividend Period, a Dividend Period or Auction Dividend Period means the rate for U.S. LIBOR which appears on page 3750 of Telerate at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of the Initial Dividend Period, a Dividend Period or an Auction Dividend Period, as the case may be, for a period substantially equal to that of such dividend period and for an amount substantially equal to the aggregate issue price of the total outstanding Series G Preference Shares or if no such rate is available the average (rounded upward to the nearest 1/16th percent as necessary) of the respective annual interest rates quoted by the principal London branches of two prime banks, designated by the Corporation, as being that at which each such bank is offering deposits in U.S. dollars to prime banks in the London Inter Bank Market at approximately 11:00 a.m. (London time) two business days prior to the commencement of the Initial Dividend Period, a Dividend Period or an Auction Dividend Period, as the case may be, for a period substantially equal to that of such dividend period and for an amount substantially equal to the aggregate issue price of the total outstanding Series G Preference Shares; and

"Settlement Date" means the Business Day immediately following the Auction
Date.

3. Redemption

The Series G Preference Shares shall not be redeemable before August 20, 1995, but thereafter shall be redeemable on August 20, 1995, or any Dividend Payment Date following a Corporation Determined Term or a Dealer Determined Term or on any Settlement Date following an Auction Dividend Period during which the procedures set out in Schedule III hereto have been implemented at the option of the Corporation on at least 30 days' notice before the date fixed for redemption in whole at any time or in part from time to time on payment for each share held of an amount of U.S. $500,000 per share together with all accrued and unpaid dividends thereon up to and excluding the date of such redemption (which for such purpose shall be calculated as provided in paragraph 2 hereof). In case a part only of the Series G Preference Shares is to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the Board of Directors shall by resolution determine.

4. Conversion into Common Shares at Option of the Holder

4.1 A holder of Series G Preference Shares shall have the privilege ("Conversion Privilege") of converting all or any of the holder's Series G Preference Shares on May 21, 2002 into that number of Common Shares of the Corporation determined by dividing the aggregate issue price of the Series G Preference shares surrendered for conversion, together with all accrued and unpaid dividends thereon to and excluding May 21, 2002, by the greater of (i) 95% of the weighted average trading price of such Common Shares of the Corporation reported as New York Stock Exchange-Consolidated Trading, for the 20 trading days ending two trading days prior to May 21, 2002 adjusted as necessary for (a) any subdivision, consolidation or reclassification of the Common Shares of the Corporation, (b) any distribution, payment or dividend, any of which is capital or extraordinary, on or in respect of the outstanding Common Shares of the Corporation or (c) any amalgamation, reorganization or merger, occurring during the period from the first of such trading days to and including May 21, 2002 and (ii) U.S. $l. Only whole Common Shares of the Corporation will be issued and the Corporation shall pay, in U.S. dollars, to or to the order of a holder, a cash amount equal to the value of any fraction of a Common Share of the Corporation calculated in accordance with the same formula.

4.2 Not more than 120 days and not less than 90 days prior to May 21, 2002 the Corporation shall give to each person who is then a registered holder of Series G Preference Shares a written notice of such person's right to exercise the Conversion Privilege on May 21, 2002.

4.3 A holder of Series G Preference Shares desiring to exercise the Conversion Privilege shall, not more than 90 days and not less than 60 days prior to May 21, 2002, complete the conversion panel on the certificate(s) representing the Series G Preference Shares to be converted by specifying the number of Series G Preference Shares which he desires to be converted and depositing such certificate(s) with the transfer agent and registrar of the Corporation for the Series G Preference Shares at any office where transfers of Series G Preference Shares may be registered. Such deposit shall be irrevocable unless the Corporation otherwise agrees.

4.4 The Corporation may by notice, given not later than 23 Business Days prior to May 21, 2002, to all holders who have given a conversion notice either (i) redeem on May 21, 2002 all or a portion of the Series G Preference Shares forming the subject matter of the applicable conversion notices; or (ii) cause the holders of such Series G Preference Shares to sell on May 21, 2002 all or a portion of such Series G Preference Shares to another purchaser or purchasers. Any such redemption or purchase shall be made by the payment of an amount of U.S. $500,000 per/share, together with all accrued and unpaid dividends thereon to and excluding May 21, 2002. The Series G Preference Shares to be so redeemed or purchased shall not be converted on May 21, 2002.

5. Creation or Issue of Additional Shares

So long as any of the Series G Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series G Preference Shares given as hereinafter specified, create or issue any shares ranking prior to or on a parity with the Series G Preference Shares with respect to return of capital or payment of dividends, provided that the Corporation may without such approval issue additional series of Preference Shares, if all dividends then payable on the Series G Preference Shares shall have been declared and paid or set apart for payment.

6. Restrictions on Dividends and Retirement of Shares

6.1 So long as any of the Series G Preference Shares are outstanding, the Corporation shall not, without the prior approval of the holders of the Series G Preference Shares given as hereinafter specified:

         (i) pay any dividends (other than stock dividends) or make any distributions on any shares of the Corporation ranking junior to the Series G Preference Shares with respect to payment of dividends or return of capital, or

        (ii) retire for value any shares of the corporation ranking junior to the Series G Preference Shares with respect to payment of dividends or return of capital, or

        (iii) retire less than all the Series G Preference Shares,

unless all dividends then payable on the Series G Preference Shares shall have been declared and paid or set apart for payment.

7. Voting Rights

7.1 The holders of the Series G Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate, six quarterly dividends on the Series G Preference
Shares on a Dividend Payment Date or Auction Dividend Payment Date whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the Series G Preference Shares remain in arrears, the holders of the Series G Preference Shares shall be entitled to receive notice of and to attend, but not to vote at, all meetings of shareholders of the Corporation and shall be entitled on any election of Directors, together with holders of shares of all other series of Preference Shares having the right to vote in similar circumstances, voting separately and exclusively as a class, to elect two members of the Board of Directors of the Corporation, provided that in the event that there are fewer than three other members of the Board of Directors, the holders of the Series G Preference Shares shall not be entitled to vote in any such election. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its Directors.

7.2 Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be Directors of the Corporation at any time when the right to elect Directors shall accrue to the holders of Series G Preference Shares as herein provided, or who may be appointed as Directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of Directors at the next annual meeting of shareholders or at an earlier general meeting of shareholders which may be held for the purpose of electing Directors and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one-tenth of the outstanding Series G Preference Shares. In default of the calling of such general meeting by the Secretary within 15 days after the making of such request, such meeting may be called by any holder of record of Series G Preference Shares.

7.3 Any vacancy occurring among members of the Board elected by the holders of Preference Shares may be filled by the Board of Directors with the consent and approval of the remaining Director elected by the holders of Preference Shares. Whether or not such vacancy is so filled by the Board, the holders of record of at least one-tenth of the outstanding Series G Preference Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Preference Shares for the purpose of filling the vacancy or replacing any person elected or appointed by the Board of Directors to fill such vacancy and the provisions of paragraph 7.2 shall apply with respect to the calling of any such meeting.

7.4 Notwithstanding anything contained in the by-laws of the Corporation upon any termination of the said right to elect Directors, the term of office of the Directors elected or appointed to represent the holders of Preference Shares exclusively shall forthwith terminate.

8. Rights on Liquidation

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the Series G Preference Shares shall be entitled to receive the sum of U.S. S500,000 per share together with all accrued and unpaid dividends thereon up to and excluding the date of distribution, (which for such purpose shall be calculated as provided in paragraph 2 hereof) before any amount shall be paid to, or any property or assets of the Corporation distributed among, the holders of any shares of the Corporation ranking junior to the Series G Preference Shares. After payment to the holders of the Series G Preference Shares of the amounts so payable to them, they shall not be entitled to share in any further distributions of the property or assets of the Corporation.


9. Amendments

The rights, privileges, restrictions and conditions attaching to the Series G Preference Shares may be repealed or amended in whole or in part but only with the approval of the holders of the Series G Preference Shares, given as hereinafter specified; provided, however, that the Directors of the Corporation may at any time or from time to time, without such shareholder approval, but subject to the provisions of any applicable law, attach the right, exercisable at the option of the holder, to convert on such terms and conditions and in such manner as the Directors shall determine each Series G Preference Share into a Preference Share of another series provided that any such right shall not permit the conversion of the Series G Preference Shares into "Short-Term Preferred Shares" or "Term Preferred Shares" within the meaning of the Income Tax Act (Canada).

10. Approvals

10.1 The approval of the holders of the Series G Preference Shares as to any and all matters hereinbefore referred to or any other matter requiring the consent of the holders of the Series G Preference Shares may be given in writing by all the holders of the outstanding Series G Preference Shares or by resolution passed or by-law sanctioned at a meeting of holders of Series G Preference Shares duly called for the purpose and held upon at least 21 days' notice at which the holders of at least 50% of the outstanding Series G Preference Shares are present or represented by proxy and carried by not less than two-thirds of the votes cast on a poll at such meeting. If at any such meeting the holders of 50% of the outstanding Series G Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 15 days later and to such time and place as may be appointed by the shareholders present and at least ten days' notice shall be given of such adjourned meeting, but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of Series G Preference Shares present or represented by proxy may transact the business for which the meeting was originally convened, and a resolution passed thereat by not less than two-thirds of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Series G Preference Shares referred to above. Each holder of Preference Shares entitled to so vote shall be entitled to one vote in respect of each dollar of issue price of Preference Shares held by him whether such issue price is in Canadian or United States currency.

10.2 Irregularities in the notice or in the giving thereof as well as the accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any holder of Series G Preference Shares, shall not invalidate any action taken at any meeting.

10.3 The formalities to be observed with respect to the giving of notice of any meeting of holders of the Series G Preference Shares and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

11. Notices

Any notice required to be given under the provisions attached to the Series G Preference Shares to the holders hereof shall be in writing and shall be sufficiently given if delivered, sent by telecopier or by posting the same in a postage-paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon but, upon such failure or omission being discovered, the notice or other communication, as the case may be, shall be given forthwith to such holder or holders. In the event of a threatened or actual disruption in the mail service, notice as aforesaid shall be given to registered holders of Series G Preference Shares by delivery or by telecopier or by means of publication twice in successive weeks in a daily newspaper of general circulation in each of the cities of Montreal and Toronto. Publication in each week in each newspaper shall be made within a period of seven days of publication in each other newspaper. If at any time any notice is required under the provisions of this paragraph 11 to be published in a particular city and no newspaper of general circulation is then being published and circulated on a daily basis in that city, the Corporation shall not be required to publish in that city. Any notice given by mail shall be deemed to be given on the day on which it is mailed except notices given pursuant to
Schedule I and Schedule 11 hereto in which case notice shall be deemed to have been given two Business Days after the day on which it is mailed. Notice given by telecopier shall be deemed to have been given on the day on which it is sent. Any notice given by publication shall be deemed to be given on the day on which the first publication is completed in all of the cities in which publication is required.

All notices or other communications relating to the auction procedures set forth in Schedule III hereto shall be sent by telecopy or delivered.

12. Tax Election

The Corporation shall make the election provided under sub-section 191.2(1) of the Income Tax Act (Canada) or any successor or replacement provision of similar effect in the manner described therein and within the time provided by paragraph (a) thereof, and take all other necessary action under such Act such that no holder of the Series G Preference Shares will be required to pay tax, on dividends received on the Series G Preference Shares, under section 187.2 of
Part IV.1 of such Act or any successor or replacement provision of similar effect.

                                   SCHEDULE I

                     CORPORATION DETERMINED RATE PROCEDURES

1. Definitions

"Corporation Determined Percentage" means a percentage of LIBOR to be selected by the Corporation and to be set forth in the notice referred to in paragraph 2 of this Schedule I;

"Corporation Determined Dividend Rate" means the annual dividend rate specified by the Corporation in its notice pursuant to paragraph 2 of this Schedule I, which shall be one of:

         (i) The Corporation Determined Percentage of LIBOR for the Dividend Period for which such determination is being made, or

         (ii) a fixed annual percentage rate;

"Corporation Determined Term" means a term, selected by the Corporation, consisting of one or more consecutive Dividend Periods commencing on a Dividend Payment Date or a Settlement Date on or after the expiry of the Initial Term and terminating on the last day of the last Dividend Period selected by the Corporation, to which the provisions of this Schedule I shall apply for the purpose of determining the dividend to be paid on each Dividend Payment Date relating to such term, provided that such term and the dividend rate applicable thereto have been approved by the holders of the Series G Preference Shares in accordance with paragraph 2 of this Schedule I.

2. Determination of New Dividend Rate

At least 45 and not more than 60 days before the expiry of the Initial Term or the then current Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be, the Corporation may notify the holders of the Series G Preference Shares of a proposed Corporation Determined Dividend Rate for a proposed Corporation Determined Term. Such notification to such holders shall also:

         (a) specify a date by which each holder must notify the Corporation in writing of its acceptance of the proposed Corporation Determined Dividend Rate and the Corporation Determined Term, if such holder intends to accept such terms, which date shall be at least 35 days before the expiry of the Initial Term or the then current Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be; and

         (b) specify that the proposed Corporation Determined Dividend Rate and proposed Corporation Determined Term shall become effective for the purposes of determining the dividends to be paid on the Dividend Payment Dates for Dividend Periods during such proposed Corporation Determined Term only if all of the holders of Series G Preference Shares accept such terms.

3. Acceptance of Corporation Determined Dividend Rate

If,

         (a) by the time prescribed in paragraph 2(a) of this Schedule I, all of the holders of the Series G Preference Shares have accepted the Corporation Determined Dividend Rate and the Corporation Determined Term as evidenced by notice in writing to the Corporation, and

         (b) at least 30 days before the expiry of the Initial Term or the then current Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be, the Corporation has notified all of such holders that each of them has agreed with the Corporation on such terms;

such Corporation Determined Dividend Rate and Corporation Determined Term shall apply for the purposes of determining the dividend to be paid to the holders of Series G Preference Shares, from time to time, on each of the Series G Preference Shares on each Dividend Payment Date for Dividend Periods during such Corporation Determined Term.

                                  SCHEDULE II

                             DEALER BIDS PROCEDURES

1. Definitions

"Dealer" means any registered investment dealer or other entity permitted by law to perform the functions required of a dealer in this Schedule II;

"Dealer Determined Percentage" means a percentage of LIBOR to be selected by each Dealer and to be set forth in each Dealer Offer in accordance with paragraph 2 of this Schedule II;

"Dealer Determined Dividend Rate" means the annual dividend rate specified by the Dealer in the Accepted Dealer Offer (as defined in sub-paragraph 2(3) of this Schedule II) which shall be one of:

         (i) the Dealer Determined Percentage of LIBOR for the Dividend Period for which such determination is being made, or

         (ii) a fixed annual percentage rate;

"Dealer Determined Term" means a term, selected by a Dealer, consisting of one or more consecutive Dividend Periods commencing on a Dividend Payment Date or Settlement Date on or after the expiry of the Initial Term and terminating on the last day of the Last Dividend Period selected by such Dealer, to which the provisions of this Schedule II shall apply for the purpose of determining the dividend to be paid on each Dividend Payment Date relating to such term;

"Dealer Offer" means a written irrevocable and unconditional offer from a Dealer in response to a Notice Requesting Bids to purchase all of the Series G Preference Shares on the day of expiry of the Initial Term or the then current Corporation Determined Term, Dealer Determined Term or on the Settlement Date immediately following the expiry of the then current Auction Dividend Period, as the case may be, at a purchase price per Series G Preference Share equal to U.S. $500,000 (except in the ease of a purchase on the Settlement Date immediately following the expiry of the then current Auction Dividend Period, less an amount that is calculated by (i) multiplying U.S. $500,000 by the applicable annual rate at which dividends are accruing on the Series G Preference Shares for the Dividend Period ending on the date of purchase and
(ii) multiplying the product thereof by a fraction of which the numerator is that number of days from and including the date of purchase to and excluding the Dividend Payment Date and the denominator is 360) and containing the information specified in sub-paragraph 2(2) of this Schedule II;

"Dealer Response Date" has the meaning ascribed thereto in sub-paragraph 2(1) of this Schedule II;

"Notice Requesting Bids" means a notice from the Corporation to one or more Dealers requesting them to submit Dealer Offers as provided for in sub-paragraph 2(1) of this Schedule II; and

"Notification to Holders" means the notification from the Corporation to holders of Series G Preference Shares of the acceptance of a Dealer Offer as provided for in sub-paragraph 2(4) of this Schedule II.

2. Bids by Dealers

         (1) At least 25 and not more than 30 days before expiry of the Initial Term, the then current Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be, the Corporation may solicit bids from one or more Dealers for the purchase of all of the

Series G Preference Shares. Such solicitation shall be contained in a notice ("Notice Requesting Bids") to be sent by the Corporation to such Dealers, which notice shall:

         (a) invite each Dealer to submit to the Corporation a Dealer Offer;
         and

         (b) specify a date (the "Dealer Response Date"), which shall be not more than five days after the giving of such notice, by which any such offer must be received by the Corporation.

         (2) Each Dealer receiving a Notice Requesting Bits may submit a Dealer Offer provided such Dealer does so by the Dealer Response Date and provided that such Dealer Offer specifies:

         (a) a Dealer Determined Dividend Rate (and, in connection therewith, unless a fixed annual percentage rate is specified, the Dealer Determined Percentage of LIBOR;

         (b) a Dealer Determined Term for which the Dealer Determined Dividend Rate referred to in sub-paragraph 2(2)(a) of this Schedule II will apply; and

         (c) the amount of any fee to be paid by the Corporation to the Dealer in connection with the purchase of Series G Preference Shares in the event the Dealer Offer is accepted by the Corporation.

         (3) If the Corporation wishes to accept a Dealer Offer, it shall signify such acceptance on or before 15 days before the expiry of the Initial Term or the then current Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be, by notice to the Dealer whose Dealer Offer it accepts ("Accepted Dealer Offer"). The Dealer Determined Dividend Rate and Dealer Determined Term specified in the Accepted Dealer Offer shall apply for the purposes of determining the dividends to be paid to the holders of the Series G Preference Shares, from time to time, on each Dividend Payment Date for Dividend Periods during such Dealer Determined Term, provided the provisions of this Schedule II are fully implemented in accordance with the terms of this Schedule II. The Dealer whose Dealer Offer is accepted will be required to purchase all of the Series G Preference Shares not retained by the existing holders upon the expiry of the Initial Term or the then current Corporation Determined Term, Dealer Determined Term or on the Settlement Date immediately following the current Auction Dividend Period, as the case may be, on the terms contained in the Accepted Dealer Offer.

         (4) Concurrently with its acceptance of a Dealer Offer, and in any event not later than 15 days before the expiry of the Initial Term or the then current Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be, the Corporation shall notify ("Notification to Holders") each existing holder of Series G Preference Shares that the Corporation has accepted a Dealer Offer. Such notification shall:

         (a) specify the Dealer Determined Dividend Rate to apply to the Series G Preference Shares;

         (b) specify the Dealer Determined Term for which the Dealer Determined Dividend Rate referred to in sub-paragraph 2(4) (a) of this Schedule II will apply;

         (c) notify such holders of the right of each holder either to sell all or some of the Series G Preference Shares it holds to such Dealer or to continue to hold all or some of the Series G Preference Shares it then holds;

         (d) notify such holders of the date (which shall be not more than 10 days nor less than six days before the expiry of the Initial Term or the then current Corporation Determined Term or Dealer Determined Term or on or before the second day before the expiry of the then current Auction Dividend Period, as the case may be) by which the Corporation must have received written notice from such holder of its decision to sell some or all of the Series G Preference Shares it holds as provided for in sub-paragraph 2(5) of this Schedule II; and

         (e) identify the Dealer whose Dealer Offer has been accepted.

         (5) Upon receipt of the Notification to Holders, an existing holder of Series G preference Shares may elect to sell Series G Preference Shares in accordance with the terms specified in such Notification to Holders by notifying the Corporation at its registered office in writing, to the Corporation to the attention of the Treasurer, of such decision and the number of shares to be sold. Each holder of Series G Preference Shares who elects to sell all or a part of its holdings of Series G Preference Shares shall, together with such notice, deposit the certificate or certificates representing Series G Preference Shares which such holder desires to sell (with the transfer panel on such certificate duly completed and signed or, in the alternative, with a duly completed stock transfer power of attorney accompanying such certificate or certificates) at the registered office of the Corporation, or at any place where the Series G Preference Shares may be transferred or at any other place or places in Canada specified by the Corporation to the holders of the Series G Preference Shares in the Notification to Holders. If a holder of Series G Preference Shares wishes to sell only some of the Series G Preference Shares represented by any share certificate or certificates, the holder may deposit the certificate or certificates with the Corporation, as aforementioned, and the Corporation shall issue and deliver to such holder, at the expense of the Corporation, a new share certificate representing the Series G Preference
Shares which are not being delivered for sale. Any holder of Series G
Preference Shares that fails to respond to the Notification to Holders by the date specified for response therein will be deemed to have elected to continue to hold all of the Series G Preference Shares then held by it subject to the terms and conditions as to the Dealer Determined Dividend Rate and the Dealer Determined Term which are set forth in the Notification to holders. The corporation shall have all such powers and authority as may be necessary to determine finally the adequacy of all transfer instruments and related matters with respect to the sale of shares by an existing holder of the Series G Preference Shares to a Dealer hereunder. Any determination by the Corporation to the effect that any instrument of transfer is incomplete or ineffective shall bind the Holder intending to sell any of its Series G Preference Shares pursuant to the provisions of this Schedule II and shall also bind the Dealer in question.

         (6) At least one Business Day before the expiry of the Initial Term, or the then current Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be, the Corporation shall notify the Dealer submitting the Accepted Dealer Offer of the number of shares to be purchased by such Dealer in accordance with sub-paragraph 2(7) of this Schedule II and of the identity of the vendor or vendors thereof.

         (7) On the day of the expiry of the Initial Term, the then current Corporation Determined Term, the Dealer Determined Term or on the Settlement Date immediately following the expiry of the then current Auction Dividend Period, as the case may be, the Dealer submitting the Accepted Dealer Offer shall purchase the Series G Preference Shares from the holders referred to in sub-paragraph 2(6) of this Schedule II at the purchase price as set out in the definition of "Dealer Offer" in paragraph I of this Schedule II. For the purposes of completing such purchase, the Dealer submitting the Accepted Dealer Offer shall deposit with the Corporation, at its registered office, on or before noon (Montreal time) on such date, a certified cheque payable to the Corporation, as agent for the vendors referred to in sub-paragraph 2(6) of this
Schedule II, representing the aggregate purchase price of the Series G Preference Shares to be purchased pursuant to this sub-paragraph 2(7) together with a direction as to registration particulars with respect to such Series G Preference Shares to be purchased upon receipt of such certified cheque as aforesaid, the Corporation shall deliver to the vendor or vendors at the registered office of the Corporation cheques payable to the vendor or vendors in payment of the purchase price for such Series G Preference Shares and delivery of such cheques shall be deemed to be payment and shall satisfy and discharge all liability for such purchase price to the extent of the amount represented by such cheques, unless such cheques are not paid on due presentation. In the event that the date specified for the closing of a Dealer Offer is not a Business Day, the date of closing thereof shall be the immediately preceding Business Day.

3. Termination of Application

Notwithstanding the acceptance of a Dealer Offer as provided for in this
Schedule II, the Corporation may notify the holders that the Corporation does not intend to proceed to implement application of the Dealer Determined Dividend Rate and Dealer Determined Term as set forth in the Notification to Holders provided that such notification is given by the Corporation to existing holders on or before the expiry of the Initial Term or the then current Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be. In such circumstances, the provisions of Schedule III to the rights, privileges, restrictions and conditions attaching to the Series G Preference Shares shall be applied in accordance with such Schedule and, for greater certainty, the Dealer whose Dealer Offer has been accepted shall not be obliged to purchase any Series G Preference Shares pursuant to such Dealer Offer. Any such notification shall not limit or restrict the right of the Corporation, before the expiry of any subsequent Corporation Determined Term, Dealer Determined Term or Auction Dividend Period, as the case may be, to implement the provisions of this Schedule II by forwarding a Notice Requesting Bids to one or more Dealers.

                                  SCHEDULE III

                               AUCTION PROCEDURES

1. Definitions

"Auction Dividend Rate" means the rate per annum which the Auction Manager advises the Corporation has been determined in accordance with paragraph 1.3(b) of this Schedule III;

"Auction Manager" means the Corporation, or a trust company registered under appropriate legislation or any successor thereto, entering into an Auction Manager Agreement with the Corporation in respect of the Series G Preference Shares;

"Auction Manager Agreement" means an agreement made between the Auction Manager and the Corporation which provides, among other things, that the Auction Manager will follow the procedures set forth in this Schedule III for the purpose of determining the Auction Dividend Rate for the Series G Preference Shares as long as any of the Series G Preference Shares remain outstanding or if the Corporation is the Auction Manager an undertaking by the Corporation to follow the procedures set out therein;

"Available Shares" shall have the meaning specified in sub-paragraph (i) of paragraph 1.3(a) of this Schedule III;

"Bid" and "Bids" shall have the respective meanings specified in paragraph 1.1
(a) of this Schedule III;

"Bidder" and "Bidders" shall have the respective meanings specified in paragraph 1.1 (a) of this Schedule III;

"Dealer" means any registered investment dealer or other entity permitted by law to perform the functions required of a dealer in this Schedule III that has entered into a Dealer Agreement with the Auction Manager that remains effective;

"Dealer Agreement" means an agreement between the Auction Manager and a Dealer pursuant to which the Dealer agrees to participate in Auctions in compliance with the procedures set forth in this Schedule III;

"Existing Holder" means a holder of Series G Preference Shares (i) who has signed a Purchaser's Letter, (ii) who has delivered or caused to be delivered such Purchaser's Letter to the Auction Manager and to any Dealer to which such Existing Holder submits information pursuant to paragraph l.l(a) of this
Schedule III and (iii) who is registered in the ledger maintained by the Auction Manager in respect of holders of Series G Preference Shares;

"Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph l.l(a) of this Schedule III;

"Maximum Rate" with respect to any Auction Dividend Period shall mean 60% of LIBOR plus 2.85% per annum when LIBOR is less than 5.625% per annum, and, LIBOR plus 0.60% per annum when LIBOR is equal to or greater than 5.625% per annum;

"Order" and "Orders" shall have the respective meanings specified in paragraph 1.1(a) of this Schedule III;

"Potential Holder" means any person, including any Existing Holder, (i) who has executed a Purchaser's Letter, (ii) who has delivered or caused to be delivered such Purchaser's Letter to the Auction Manager and to any Dealer to which such Potential Holder submits information pursuant to paragraph 1.1 (a) of this
Schedule III and (iii) who may be interested in acquiring Series G Preference Shares (or, in the case of an Existing Holder, additional Series G Preference Shares);

"Purchaser's Letter" means a letter addressed to the Auction Manager and a Dealer in which a person agrees, among other things, to be bound by the procedures set forth in this Schedule III in the event such person participates in an Auction;

"Remaining Shares" shall have the meaning specified in sub-paragraph (iv) of paragraph 1.4(a) of this Schedule III;

"Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph l.l(a) of this Schedule III;

"Submission Deadline" means 11:00 a.m. Montreal time, on any Auction Date or such later time on any Auction Date, as specified by the Auction Manager from time to time, by which Dealers are required to submit Orders to the Auction Manager;

"Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph 1.3(a) of this Schedule III;

"Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph 1.3(a) of this Schedule III;


"Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph 1.3(a) of this Schedule III;

"Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph 1.3(a) of this Schedule III;

"Sufficient Clearing Bids" shall have the meaning specified in paragraph 1.3(a) of this Schedule III; and

"Winning Bid Rate" means the rate per annum determined in accordance with paragraph 1.3(a) of this Schedule III.

1.1 Orders by Existing Holders and Potential Holders

(a) Before the Submission deadline of each Auction Date:

    (i) each Existing Holder may submit to a Dealer information as to the number of Series G Preference Shares, if any, held by such Existing Holder which such Existing Holder:

         (A) desires to continue to hold without regard to the Auction Dividend Rate for the next succeeding Auction Dividend Period; and/or

         (B) desires to continue to hold, provided that the Auction Dividend Rate for the next succeeding Auction Dividend Period shall not be less than the dividend rate per annum specified by such Existing Holder; and/or

         (C) offers to sell without regard to the Auction Dividend Rate for the next succeeding Auction Dividend Period;

    and

    (ii) Potential Holders may submit to a Dealer offers to purchase Series G Preference Shares, provided that any such offer shall be effective only if the Auction Dividend Rate for the next succeeding Auction Dividend Period shall not be less than the dividend rate per annum specified by such Potential Holder.

The communication to a Dealer of the information referred to in this paragraph l.l(a) is an "Order" and, collectively, are "Orders", and each Existing Holder and each Potential Holder placing an Order is a "Bidder" and, collectively, are "Bidders"; an Order containing the information referred to in sub-paragraph
(i)(A) of this paragraph 1.1 (a) is a "Hold Order" and, collectively, are "Hold Orders"; an Order containing the information referred to in sub-paragraph (i)
(B) or paragraph (ii) of this paragraph 1.1 (a) is a "Bid" and, collectively, are "Bids"; and an Order containing the information referred to in sub-paragraph (i) (C) of this paragraph 1.1 (a) is a "Sell Order" and, collectively, are "Sell Orders".

(b) (i) A Bid by an Existing Holder shall constitute an irrevocable offer to sell at a price of U.S. $500,000 per Series G Preference Share:

         (A) the number of Series G Preference Shares specified in such Bid if the Winning Bid Rate determined on such Auction Date is less than the specified rate; or

         (B) the specified number of Series G Preference Shares or a lesser number to be determined as set forth in sub-paragraph (iv) of paragraph 1.4(a) of this Schedule III if the Winning Bid Rate determined on such Auction Date is equal to the specified rate; or

         (C) the number of Series G Preference Shares specified in such Bid if the specified rate is higher than the Maximum Rate and Sufficient Clearing Bids do exist; or

         (D) a lesser number of Series G Preference Shares to be determined as set forth in sub-paragraph (iii) of paragraph 1.4(b) of this
             Schedule III if the specified rate is higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

    (ii) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell at a price of U.S. $500,000 per Series G Preference
         Share:

         (A) the number of Series G Preference Shares specified in such Sell Order provided Sufficient Clearing Bids exist; or

         (B) a lesser number of Series G Preference Shares to be determined as set forth in sub-paragraph (iii) of paragraph 1.4(b) of this
             Schedule III if Sufficient Clearing Bids do not exist.

    (iii) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase at a price of U.S. $500,000 per Series G Preference Share:

         (A) the number of Series G Preference Shares specified in such Bid if the Winning Bid Rate determined on the applicable Auction Date is higher than the specified rate; or

         (B) the specified number or a lesser number of Series G Preference Shares to be determined as set forth in sub-paragraph (v) of paragraph 1.4(a) of this Schedule III if the Winning Bid Rate determined on such Auction Date is equal to the specified rate; or

         (C) the specified number of Series G Preference Shares if the specified rate is equal to or lower than the Maximum Rate and Sufficient Clearing Bids do not exist.

(c) A rate specified by an Existing Holder or Potential Holder in any Bid shall be a fixed annual percentage rate or a specified percentage of LIBOR.

1.2 Submission of Orders by Dealers to Auction Manager

(a) Each Dealer shall submit to the Auction Manager in writing in accordance with its Dealer Agreement before the Submission Deadline on each Auction Date all Orders obtained by such Dealer and specifying with respect to each Order;

    (i) the name of the Bidder placing such Order;

    (ii) the aggregate number of Series G Preference Shares that are the subject of the Order,

    (iii) to the extent that the Bidder is an Existing Holder, the number of Series G Preference Shares, if any, subject to any:

         (A) Hold Order placed by such Existing Holder;

         (B) Bid placed by such Existing Holder and the rate specified in such Bid; and/or

         (C) Sell Order placed by such Existing Holder;

    and

    (iv) to the extent the Bidder is a Potential Holder, the rate specified in the Bid of such Potential Holder.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Manager shall round such rate up to the next highest one-thousandth of one percent.

(c) If for any reason an Order or Orders covering in the aggregate all the Series G Preference Shares held by any Existing Holder are not submitted to the Auction Manager before the Submission Deadline, the Auction Manager shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Series G Preference Shares held by such Existing Holder and not subject to Orders submitted to the Auction Manager.

(d) If one or more Orders covering in the aggregate more than the number of Series G Preference Shares held by any Existing Holder are submitted to the Auction Manager, such Orders shall be considered valid as follows and in the following order of priority:

    (i) all Hold Orders shall be considered valid, but only up to and including, in the aggregate, the number of Series G Preference Shares held by such Existing Holder, and, solely for purposes of allocating compensation among the Dealers submitting Hold Orders, if the number of Series G Preference Shares subject to such Hold Orders exceeds the number of Series G Preference Shares held by such Existing Holder, the number of Series G Preference Shares subject to each such Hold Order shall be reduced pro rata to cover the number of Series G Preference Shares held by such Existing Holder;

    (ii) (A) any Bid shall be considered valid, but only up to and including, in the aggregate, the excess of the number of Series G Preference Shares held by such Existing Holder over the number of Series G Preference Shares subject to any Hold Order referred to in sub-paragraph (i) of this paragraph 1.2(d), (B) subject to sub-paragraph (A) hereof, if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the Number of Series G Preference Shares subject to such Bids is greater than such excess, such Bids shall be considered valid up to the amount of such excess, and, solely for purposes of allocating compensation among the Dealers submitting Bids with the same rate, the number of Series G Preference Shares subject to each Bid with the same rate shall be reduced pro rata to cover the number of Series G Preference Shares equal to such excess, (C) subject to sub-paragraph (A) hereof, if more than one Bid with different rates if submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to the amount of such excess, and (D) in any such event, the number, if any, of such Series G Preference Shares subject to Bids not valid under this sub-paragraph (ii) shall be treated as the subject of a Bid by a Potential Holder, and

    (iii) all Sell Orders shall be considered valid, but only up to and including, in the aggregate, the excess of the number of Series G Preference Shares held by such Existing Holder over the sum of the Series G Preference Shares subject to Hold Orders referred to in sub-paragraph (i) of paragraph 1.2(d) of this Schedule III and valid Bids by Existing Holders referred to in sub-paragraph (ii) of paragraph 1.2(d) of this Schedule
    III.

(e) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate therein specified.

1.3 Determination of Sufficient Clearing Bids, Winning Bid Rate and Auction Dividend Rate

(a) On the Submission Deadline on each Auction Date, the Auction Manager shall assemble all Orders submitted or deemed to it by the Dealers (each such Order as submitted or deemed submitted by a Dealer being individually a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or a "Submitted Order" and collectively "Submitted Hold Orders", "Submitted Bids" or "Submitted Sell Orders", as the case may be, or "Submitted Orders") and shall determine:

    (i) the excess of (A) the total number of Series G Preference Shares issues and outstanding held by Existing Holders over (B) the number of Series G Preference Shares that are the subject of Submitted Hold Orders (such excess being the "Available Shares");

    (ii) from the Submitted Orders, whether

         (A) the number of Series G Preference Shares that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate;

             exceeds or is equal to the sum of:

         (B) (I) the number of Series G Preference Shares that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

             (II) the number of Series G Preference Shares that are the subject of Submitted Sell Orders;

    and if such excess or equality exists (other than because all of the Series G Preference Shares held by Existing Holders are the subject of Submitted Hold Orders), then such Submitted Bids in sub-paragraph (A) hereof shall be "Sufficient Clearing Bids"; and

    (iii) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids which if the Auction Manager accepted:

         (A) (I) each Submitted Bid from Existing Holders specifying that lowest rate, and (II) all other Submitted Bids from Existing Holders specifying lower rates, thus entitling those Existing Holders to continue to hold the Series G Preference Shares that are the subject of those Submitted Bids; and

         (B) (I) each Submitted Bid from Potential Holders specifying that lowest rate, and (II) all other Submitted Bits from Potential Holders specifying lower rates, thus entitling those Potential Holders to purchase the Series G Preference Shares that are the subject of those Submitted Bids, would result in such Existing Holders described in sub-paragraph (A) hereof continuing to hold an aggregate number of Series G Preference Shares which, when added to the aggregate number of Series G Preference Shares to be purchased by such Potential Holders described in sub-paragraph (B) hereof, would equal not less than the number of Available Shares. This lowest rate is the "Winning Bid Rate".

(iv) Promptly after the Auction Manager has made the determinations pursuant to paragraph 1.3(a) of this Schedule III, the Auction Manager shall advise the Corporation of LIBOR and, based on such determinations, of the dividend rate applicable to the Series G Preference Shares for the next succeeding Dividend Period (the "Auction Dividend Rate") as follows:

         (i) if Sufficient Clearing Bids exist, that the Auction Dividend Rate for the next succeeding Auction Dividend Period shall be equal to the Winning Bid Rate so determined;

         (ii) if Sufficient Clearing Bids to not exist (other than because all of the Series G Preference Shares held by Existing Holders are the subject of Submitted Hold Orders or there are no Existing Holders), that the Auction Dividend Rate for the next succeeding Auction Dividend Period shall be equal to the Maximum Rate; or

         (iii) if all of the Series G Preference Shares held by Existing Holders are the subject of Submitted Hold Orders or there are no Existing Holders, that the Auction Dividend Rate for the next succeeding Auction Dividend Period shall be equal to 50% of LIBOR.

1.4 Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

Based on the determinations made pursuant to paragraph 1.3(a) of this Schedule III, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Manager shall take such other action as set forth below:

(a) If Sufficient Clearing Bids have been made, subject to the provisions of paragraphs 1.4(c) and 1.4(d) of this Schedule III, Submitted Bids and Submitted Sell Orders shall be accepted and rejected in the following order of priority and all other Submitted Bids shall be rejected:

         (i) (A) the Submitted Sell Order of each Existing Holder shall be accepted and (B) the Submitted Bid of each Existing Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each such Existing Holder to sell the Series G Preference Shares that are the subject of such Submitted Sell Order and such Submitted Bid;

         (ii) the Submitted Bid of each Existing Holder specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus entitling each such Existing Holder to continue to hold the Series G Preference Shares that are the subject of such Submitted Bid;

         (iii) the Submitted Bid of each Potential Holder specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the Series G Preference Shares that are the subject of such Submitted Bid;

         (iv) the Submitted Bid of each Existing Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus entitling each such Existing Holder to continue to hold the Series G Preference Shares that are the subject of such Submitted Bid, unless the number of Series G Preference Shares subject to all such Submitted Bids is greater than the total number of Available Shares minus the number of Series G Preference Shares subject to Submitted Bids described in sub-paragraphs (ii) and (iii) of this paragraph 1.4(a) (the "Remaining Shares"). In this event, the Submitted Bids of each such Existing Holder described in this sub-paragraph (iv) shall be rejected, and each such Existing Holder shall be required to sell Series G Preference Shares, but only in an amount equal to the difference between (A) the number of Series G Preference Shares then held by such Existing Holder subject to such Submitted Bid and (B) the number of Series G Preference Shares obtained by multiplying (x) the number of Remaining Shares by (y) a fraction, the numerator of which shall be the number of Series G Preference Shares held by such Existing Holder subject to such Submitted Bid, and the denominator of which shall be the sum of the number of Series G Preference Shares subject to such Submitted Bids made by all such Existing Holders who specified a rate equal to the Winning Bid Rate; and

         (v) the Submitted Bid of each Potential Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Series G Preference Shares obtained by multiplying (A) the excess, if any, of the total number of Available Shares over the number of Series G Preference Shares subject to Submitted Bids described in sub-paragraphs (ii), (iii) and (iv) of this paragraph 1.4(a) by (B) a fraction, the numerator of which shall be the number of Series G Preference Shares subject to such Submitted Bid and the denominator of which shall be the sum of the number of Series G Preference Shares subject to such Submitted Bids made by all Potential Holders who specified rates equal to the Winning Bid Rate;

(b) If Sufficient Clearing Bids have not been made (other than because all of the Series G Preference Shares held by Existing Holders are subject to Submitted Hold Orders or there are no Existing Holders), subject to the provisions of paragraphs 1.4(c) and 1.4(d) of this Schedule III, Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

         (i) the Submitted Bid of each Existing Holder specifying any rate that is equal to or lower than the Maximum Rate shall be accepted, thus entitling that Existing Holder to continue to hold the Series G Preference Shares that are the subject of such Submitted Bid;

         (ii) the Submitted Bid of each Potential Holder specifying any rate that is equal to or lower than the Maximum Rate shall be accepted, thus requiring such Potential Holder to purchase the Series G Preference Shares that are the subject of such Submitted Bid; and

         (iii) the Submitted Bid of each Existing Holder specifying any rate that is higher than the Maximum Rate shall be rejected and the Submitted Sell Order of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (A) the number of Series G Preference Shares then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (B) the number of Series G Preference Shares obtained by multiplying (x) the difference between the total number of Available Shares and the aggregate number of Series G Preference Shares subject to Submitted Bids described in sub-paragraphs (i) and (ii) of this paragraph 1.4(b) by (y) a fraction, the numerator of which shall be the number of Series G Preference Shares held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Series G Preference Shares subject to all such Submitted Bids and Submitted Sell Orders.

(c) If, as a result of the procedures described in paragraphs 1.4(a) or 1.4(b) of this Schedule III, any Existing Holder would be entitled or required to sell a fraction of a Series G Preference Share on any Auction Date, the Auction Manager shall, in such manner as it shall determine in its sole discretion, round up or down the number of Series G Preference Shares to be sold by any Existing Holder on such Auction Date so that the number of shares sold by each Existing Holder shall be a whole number of Series G Preference Shares;

(d) If, as a result of the procedures described in paragraphs 1.4(a) and 1.4(b) of this Schedule III, any Potential Holder would be entitled or required to purchase a fraction of a Series G Preference Share on any Auction Date, the Auction Manager shall, in such manner as it shall determine in its sole discretion, allocate shares for purchase among Potential Holders so that only whole Series G Preference Shares are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Series G Preference Shares on such Auction Date; and

(e) Based on the results of each Auction, the Auction Manager shall determine to which Potential Holder or Potential Holders purchasing Series G Preference Shares an Existing Holder or Existing Holders shall sell Series G Preference Shares being sold by such Existing Holder or Existing Holders. Such purchases and sales of Series G Preference Shares shall be completed on the Settlement Date by payment by such Potential Holder purchasing Series G Preference Shares of the aggregate purchase price of the Series G Preference Shares to be purchased (at U.S. $500,000 per share) against delivery by each Existing Holder selling Series G Preference Shares of certificates for the number of Series G Preference Shares being sold.

1.5 Miscellaneous

Notwithstanding the provisions of this Schedule III, the Auction Manager shall not follow the auction procedures contained in this Schedule III on the Auction Date immediately preceding the Redemption Date in the event that written notice of redemption of all the outstanding Series G Preference Shares has been given.

                                     PART C

AN UNLIMITED NUMBER OF COMMON SHARES WITHOUT NOMINAL OR PAR VALUE

The Common Shares shall be subject to the prior rights, privileges, restrictions and conditions attached to the Preferred Shares and the Preference Shares and the holders of the Common Shares shall, amongst other things, be entitled:

(a) to vote at all meetings of Shareholders of the Corporation except meetings at which only holders of other classes of shares are entitled to vote; and

(b) to receive the remaining property of the Corporation upon dissolution.

                                     PART D

JUNIOR PREFERRED SHARES

THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHING TO THE JUNIOR PREFERRED SHARES SHALL BE AS FOLLOWS:

         (a) The Junior Preferred Shares shall rank after the First Preferred Shares and Preference Shares with respect to payment of dividends and distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

         (b) The holders of record of the Junior Preferred Shares shall be entitled to receive in each financial year of the Corporation, when and as declared by the Board of Directors, fixed, cumulative preferential dividends at the rate of but not exceeding $4.95 per share per annum. Such dividends shall accrue and be cumulative from the date of change of the Corporation's
13,691,325 common shares into 13,691,325 Junior Preferred Shares. Such dividends shall be payable in semi-annual installments on the first days of January and July in each year. Cheques of the Corporation payable at par at any branch of the Corporation's bankers in Canada shall be issued in respect of such dividends (less any taxes required to be deducted) and the mailing of such a cheque to any holder shall satisfy the dividend represented thereby. If on any dividend payment date the Corporation shall not have paid the said dividends in full on all Junior Preferred Shares then outstanding, such dividends or the unpaid part thereof shall be paid on a subsequent date or dates in priority to dividends on the common shares and on any shares of any other class ranking junior as to the payment of dividends to the Junior Preferred Shares.

         (c) The Corporation may redeem in the manner hereinafter provided all or from time to time any part of the outstanding Junior Preferred Shares on payment to the holders thereof for each share to be redeemed of the amount of $55.199716 per share ("redemption price") together with all unpaid cumulative dividends whether or not earned or declared which shall have accrued thereon and which for such purpose shall be treated as accruing up to the date of such redemption.

         (d) Before redeeming any Junior Preferred Shares the Corporation shall mail to each person who, at the date of such mailing, is a registered holder of shares to be redeemed notice of the intention of the Corporation to redeem such shares held by such registered holder. Such notice shall be mailed by ordinary prepaid post addressed to the last address of such holder as it appears on the registers of the Corporation or, in the event of the address of any such holder not appearing on the registers of the Corporation, then to the last known address of such holder, at least 30 days before the date specified for redemption. Such notice shall set out the redemption price. The date on which redemption is to take place and, if part only of the shares held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed. In case a part only of the then outstanding Junior Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Directors in their discretion shall decide or, if the Directors so determine, may be redeemed pro rata disregarding fractions, and the Directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares. On and after the date so specified for redemption the Corporation shall pay or cause to be paid to the registered holders the redemption price of the shares to be redeemed, on presentation and surrender of the certificates for the shares so called for redemption at the registered office of the Corporation or at such other place or places as may be specified in such notice, and the certificates for such shares shall thereupon be canceled and the shares represented thereby shall thereupon be and be deemed to be redeemed. From and after the date specified in such notice for redemption, the holders of such shares called for redemption shall cease to be entitled to dividends and shall not be entitled to any rights in respect thereof, except to receive the redemption price, unless payment of the redemption price shall not be made by the Corporation in accordance with the foregoing provisions, in which case the rights of the holders of such shares shall remain unimpaired. On or before the date specified for redemption the Corporation shall have the right to deposit the redemption price of the shares called for redemption in a special account with any chartered bank or trust company named in the notice of redemption to be paid, without interest, to or to the order of the respective holders of such shares called for redemption upon presentation and surrender of the certificates representing the same and, upon such deposit being made, the shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and the rights of the several holders thereof, after such deposit, shall be limited to receiving, out of the moneys so deposited, without interest, the redemption price payable with respect to their respective shares against presentation and surrender of the certificates representing such shares.

         (e) The Corporation shall have the right at its option at any time and from time to time to purchase for cancellation the whole or any part of the Junior Preferred Shares, pursuant to tenders received by the Corporation soon request for tenders addressed to all holders of Junior Preferred Shares or with the unanimous consent of the holders of all Junior Preferred Shares by private contract at the lowest price at which, in the opinion of the Directors, such shares are obtainable, but not exceeding the redemption price per share together with all unpaid cumulative dividends, whether or not earned or declared, which shall have accrued thereon and which, for such purpose shall be treated as accruing up to the date of such purchase. If in response to an invitation for tenders, two or more shareholders submit tenders at the same price and if such tenders are accepted by the Corporation in whole or in part, then, unless the Corporation accepts all such tenders in whole, the Corporation shall accept such tenders in proportion as nearly as may be to the number of shares offered in each such tender.

         (f) The holders of the Junior Preferred Shares may at any time and from time to time call upon the Corporation, by written request, to purchase or redeem all or part of such shares and, subject to Section 34 of the Canada Business Corporation Act, the Corporation within 30 days of receipt of such request, shall purchase or redeem such shares at an amount equal to the redemption price per share together with all unpaid cumulative dividends, whether or not earned or declared, which shall have accrued thereon and which for such purpose shall be treated as accruing up to the date of such purchase.

         (g) In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, after distribution to the holders of the First Preferred Shares and the Preference Shares, the holders of the Junior Preferred Shares shall be entitled to receive before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the redemption price per share together with all unpaid cumulative dividends, whether or not earned or declared, which shall have accrued thereon and which, for such purpose shall be treated as accruing up to the date of such purchase.

         (h) The holders of the Junior Preferred Shares are entitled to one vote for each share held at all meetings of shareholders prior to the issue of a certificate of amendment giving effect to an arrangement whereby each shareholder of Alcan Aluminium Limited would receive, in exchange for each Common Share of Alcan Aluminium Limited owned by such shareholder, a Common Share of the Corporation and shall not be entitled to vote, except as provided by law, at any meeting of shareholders held after the issue of such certificate of amendment.